                                                                   EXHIBIT 10.70

                            CONTRIBUTION AGREEMENT

                                BY AND BETWEEN



                             KILROY REALTY, L.P.,
                        a Delaware limited partnership
                                      as
                                     "KR"

                                      and

                          KILROY REALTY CORPORATION,
                            a Maryland corporation
                                      as
                                     "KRC"

                          and, collectively as "TAG"

                         UTC GREENWICH PARTNERS, L.P.,
                       a California limited partnership

                           ADI ARROW PARTNERS, L.P.,
                       a California limited partnership

                              KOM PARTNERS, L.P.,
                       a California limited partnership

                    WHISPERWOOD LIMITED-LIABILITY COMPANY,
                      a Nevada limited liability company

                              ALLEN AEROJET, LLC,
                      a Nevada limited liability company

                            ADI-FFF PARTNERS, L.P.,
                       a California limited partnership

                         ADI MESA PARTNERS-ICS, L.P.,
                       a California limited partnership

                         ADI MESA PARTNERS-AMCC, L.P.,
                       a California limited partnership

                       ADI COMMUNICATION PARTNERS, L.P.,
                       a California limited partnership

                         ADI EASTGATE PARTNERS, L.P.,
                       a California limited partnership

                           ADI MEMEC PARTNERS, L.P.,
                       a California limited partnership

                         ALLEN EXPRESS PETALUMA, L.P.,
                       a California limited partnership

                       ADI CARMEL VALLEY PARTNERS, L.P.,
                       a California limited partnership

                        McCARRAN COMMERCE CENTER, LLC,
                      a Nevada limited liability company

                      SORRENTO WATERIDGE PARTNERS, L.P.,
                       a California limited partnership

                          ALLEN SHORE PARTNERS, L.P.,
                       a California limited partnership

                            PIAZZA PARTNERS, L.P.,
                       a California limited partnership

                         ADI RESEARCH PARTNERS, L.P.,
                       a California limited partnership

                           ADI MESA PARTNERS, L.P.,
                       a California limited partnership

                       and, collectively as the "Allens"

                               RICHARD S. ALLEN

                                   REX ALLEN

                                  R.E. ALLEN

                              TABLE OF CONTENTS
                              -----------------

                                                                                            Page
                                                                                            ----
ARTICLE I.     RECITALS......................................................................  1

ARTICLE II.    DEFINITIONS...................................................................  2

ARTICLE III.   CONTRIBUTION AND ACQUISITION..................................................  7

     Section 3.1.   Agreement to Contribute and Acquire......................................  7
     Section 3.2.   Contribution Value and Costs.............................................  7
     Section 3.3.   Issuance of Contribution Value........................................... 11
     Section 3.4.   Transferability of Units; Redemption Rights; Registration Rights......... 11

ARTICLE IV.    TITLE AND SURVEY.............................................................. 12

     Section 4.1.   Delivery of Title Documents.............................................. 12
     Section 4.2.   Title Examination........................................................ 12
     Section 4.3.   Title Notice............................................................. 12
     Section 4.4.   Pre-Closing "Gap" Title Defects.......................................... 13
     Section 4.5.   Permitted Exceptions..................................................... 13
     Section 4.6.   Conveyance of Title...................................................... 14

ARTICLE V.     REVIEW OF PROPERTIES.......................................................... 14

     Section 5.1.   Right of Inspection...................................................... 14
     Section 5.2.   Environmental Reports.................................................... 15
     Section 5.3.   Right of Termination..................................................... 15
     Section 5.4.   Review of Tenant Estoppels............................................... 15

ARTICLE VI.    CLOSING....................................................................... 16

     Section 6.1.   Time and Place........................................................... 16
     Section 6.2.   TAG's Obligations At and Prior to Initial Closing........................ 16
     Section 6.3.   KR's Obligations at or Prior to Initial Closing.......................... 20
     Section 6.4.   Subsequent Closings...................................................... 22
     Section 6.5.   Credits and Prorations................................................... 24
     Section 6.6.   Transaction Taxes and Closing Costs...................................... 27
     Section 6.7.   Conditions Precedent to Obligation of KR................................. 28
     Section 6.8.   Conditions Precedent to Obligation of TAG................................ 29

ARTICLE VII.   BUILDINGS UNDER CONSTRUCTION/EXISTING LEASES.................................. 30

     Section 7.1.   Management Agreement..................................................... 30
     Section 7.2.   Closings................................................................. 30
     Section 7.3.   Issuance of Contribution Value........................................... 30

ARTICLE VIII.  TO BE LEASED PROPERTIES....................................................... 31

     Section 8.1.   Management Agreement..................................................... 31
     Section 8.2.   Closings; Right of First Refusal......................................... 31
     Section 8.3.   Contribution Value of To Be Leased Properties............................ 32
     Section 8.4.   Issuance of Contribution Value........................................... 33

ARTICLE IX.    LAND UNDER DEVELOPMENT........................................................ 33

     Section 9.1.   Development LLC.......................................................... 33
     Section 9.2.   Kelly Ranch.............................................................. 34
     Section 9.3.   Property Related Matters................................................. 36
     Section 9.4.   Issuance of the Contribution Value....................................... 38
     Section 9.5.   Valuation of Land when Originally Contributed............................ 39
     Section 9.6.   KR Option to Acquire..................................................... 39
     Section 9.7.   DoubleTree Restaurant Parcel............................................. 40
     Section 9.8.   Expansion Parcel......................................................... 41
     Section 9.9.   Units Issued Pursuant to LLC Operating Agreement......................... 42

ARTICLE X.     DENVER FED EX................................................................. 42

     Section 10.1.  Management Agreement (Denver Fed Ex)..................................... 42
     Section 10.2.  Funding.................................................................. 42

ARTICLE XI.    REPRESENTATIONS, WARRANTIES AND COVENANTS..................................... 43

     Section 11.1.  Representations and Warranties of TAG.................................... 43
     Section 11.2.  Survival of TAG's Representations and Warranties......................... 49
     Section 11.3.  Covenants of TAG and the Allens.......................................... 49
     Section 11.4.  Representations and Warranties of KR..................................... 52
     Section 11.5.  Survival of KR's Representations and Warranties.......................... 56
     Section 11.6.  Covenants of KR.......................................................... 56
     Section 11.7.  Indemnities.............................................................. 56

ARTICLE XII.   DEFAULT....................................................................... 57

     Section 12.1.  Default by KR............................................................ 57
     Section 12.2.  Default by TAG........................................................... 57

ARTICLE XIII.  RISK OF LOSS.................................................................. 57

     Section 13.1.  Minor Damage............................................................. 57
     Section 13.2.  Major Damage............................................................. 58
     Section 13.3.  Definition of "Major" Loss or Damage..................................... 58

ARTICLE XIV.   MISCELLANEOUS................................................................. 58

     Section 14.1.  Brokers.................................................................. 58
     Section 14.2.  Public Disclosure........................................................ 59
     Section 14.3.  Assignment............................................................... 59
     Section 14.4.  Notices.................................................................. 59
     Section 14.5.  Modifications............................................................ 60

     Section 14.6.  Entire Agreement......................................................... 60
     Section 14.7.  Further Assurances....................................................... 60
     Section 14.8.  Counterparts............................................................. 60
     Section 14.9.  Facsimile Signatures..................................................... 60
     Section 14.10. Severability............................................................. 61
     Section 14.11. Applicable Law........................................................... 61
     Section 14.12. No Third Party Beneficiary............................................... 61
     Section 14.13. Captions................................................................. 61
     Section 14.14. Construction............................................................. 61
     Section 14.15. Recordation.............................................................. 61
     Section 14.16. Exhibits................................................................. 61
     Section 14.17. Date of Performance...................................................... 61
     Section 14.18. Attorneys' Fees.......................................................... 61

EXHIBITS
--------

A    -   Description of Land
B    -   List of Personal Property
C    -   Categories of Properties
D    -   List of Operating Agreements
E    -   List of Environmental Reports
F    -   Tenant Estoppel Form
G    -   Form of Registration Rights Agreement
H    -   San Diego FFE
I    -   Form of First Amendment to Partnership Agreement
J    -   Form of Development, Construction and Property Management Agreement (Buildings Under Construction)
K    -   Form of Development, Construction and Property Management Agreement (Denver Fed Ex)
L    -   Form of Development, Construction and Property Management Agreement (Kelly Ranch)
M    -   Form of Development, Construction and Property Management Agreement (Land Under Development)
N    -   Form of Development, Construction and Property Management Agreement (To Be Leased Buildings)
O    -   Form of Memorandum of Agreement to Contribute
P    -   Form of Memorandum of Contribution Agreement (DoubleTree)
Q    -   Form of Memorandum of Contribution Agreement (Corporate Research Park)
R    -   Form of Employment Agreement (Black)
S    -   Form of Employment Agreement (Smith)
T    -   Form of LLC Operating Agreement
U    -   Form of Deed
V    -   Form of Bill of Sale
W    -   Form of Assignment of Leases
X    -   Form of Assignment of Contracts
Y    -   Form of FIRPTA and CALFIRPTA Certificates
Z    -   Form of Tenant Notice
AA   -   Contribution Value
BB   -   Appraisal Process (Kelly Ranch)
CC   -   Appraisal Process (Land Under Development)
DD   -   Appraisal Process (Uncontributed Property)
EE   -   Anticipated Entitlements for Determination of Value of Land Under Development
FF   -   List of Brokerage Agreements
GG   -   Rent Roll
HH   -   8-K and Audit Requirements
II   -   Intentionally Omitted
JJ   -   Additional REIT Representations and Warranties

SCHEDULES
---------

I    -   TAG Disclosure Schedule
II   -   Kilroy Disclosure Schedule
III  -   Capital Expenditure Schedule

                            CONTRIBUTION AGREEMENT

          This Contribution Agreement (this "Agreement") is made as of October
                                             ---------
21, 1997 (the "Effective Date"), by and among KILROY REALTY, L.P., a Delaware
               --------------
limited partnership ("KR"), KILROY REALTY CORPORATION, a Maryland corporation
                      --
("KRC"), and each of the affiliated entities set forth on the signature page
  ---
hereto under the name "TAG" (collectively "TAG"), and each of the individuals
                       ---
set forth on the signature page hereto under the name "The Allens" (collectively, the "Allens"), the Allens being parties hereto only for the limited purposes specifically set forth herein.

                                  ARTICLE I.
                                   RECITALS

     A. KR is an Affiliate of a Real Estate Investment Trust and desires to acquire certain real property and Improvements owned by the entities referred to herein as "TAG."

     B. The Properties referred to herein as "Existing Buildings" are Buildings which have been constructed and leased by TAG and are to be acquired by KR at the Initial Closing.

     C. The Properties referred to herein as "Buildings Under Construction/ Existing Leases" are Buildings which are under construction by TAG where an executed lease exists as to the entire Building. These Properties are to be acquired by KR following completion and leaseup as set forth herein.

     D. The Properties referred to herein as "To Be Leased Properties" are Buildings to be constructed, under construction or completed which are not yet fully leased. These Buildings are to be acquired by KR following completion and leaseup as set forth herein.

     E. The Properties referred to herein as "Land Under Development" have not yet been entitled and improved. Following entitlement, subdivision into buildable lots and construction of infrastructure, these Properties will be placed into the Development LLCs in the manner set forth herein. The separate Buildings to be constructed on the lots by the Development LLCs are to be acquired by KR on the terms set forth herein. The Property referred to herein as "Kelly Ranch" shall continue to be held by Kelly LLC, and KR shall have an option on the terms set forth herein to acquire TAG's membership interest in Kelly LLC. TAG and a KR affiliate intend to enter into the Management Agreements and the Management Agreement (Kelly Ranch) pursuant to which these Properties will be developed and managed by a KR affiliate prior to acquisition.

     F. The Property referred to as "Expansion Parcel" will be acquired by KR at the time and in the manner set forth in Section 9.8 hereof. The Property referred to herein as the "DoubleTree Restaurant Parcel" will be acquired by KR, if at all, in the manner set forth in Section 9.7 hereto.

                                  ARTICLE II.
                                  DEFINITIONS

          "Additional Rent" shall have the meaning set forth in Section 11.1(w)(vi).

          "ADI" means Allen Development, Inc., a California corporation.

          "Affiliate" of any Person means any other Person directly or indirectly controlling or controlled by or under common control with such Person. For the purposes of this definition, "control" when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Allen Affiliate" means an Affiliate of any one or more of the Allens.

          "Allens" means collectively Richard Allen, Rex Allen and R.E. Allen.

          "Assignment of Contracts" means the Assignment of Contracts, in the form attached hereto as Exhibit X.
                        ---------

          "Assignment of Leases" means the Assignment of Leases, in the form attached hereto as Exhibit W.
                   ---------

          "Average Closing Price" means the average closing price for the common stock of KRC as reported on the New York Stock Exchange Composite Tape for the 15 trading days ending on the trading day next preceding the acquisition of each Property.

          "Base Rent" shall have the meaning set forth in Section 11.1(w)(vi).

          "Base Unit Value" means Twenty-Five Dollars and Ninety-Six Cents ($25.96).

          "Bill of Sale" shall mean the Bill of Sale, in the form attached hereto as Exhibit V.
          ---------

          "Black" means Steven L. Black.

          "Building" means a Substantially Completed building on any one of the Properties including those which (i) currently exist as part of Properties designated as Existing Buildings, (ii) are under construction as part of Properties designated as Buildings Under Construction/Existing Leases, (iii) are to be constructed, are under construction or exist as part of the Properties designated as "To Be Leased Properties," and (iv) will be constructed on Properties designated as Land Under Development. "Building" includes the portion of the Land which is the subdivided lot upon which the Building is constructed.

          "Buildings Under Construction/Existing Leases" shall mean those Properties designated as "Buildings Under Construction/Existing Leases" on Exhibit C attached hereto.
---------

          "Capital Expenditure Schedule" means the schedule of TAG capital expenditures set forth on Schedule III hereto as may be modified by TAG from time to time hereafter consistent with Section 3.2 hereof.

          "Cash Election" shall have the meaning set forth in Section
3.2(c)(vii).

          "Central Valley" means the geographic region of the state of California bounded on the north by the southernmost extreme of the Sacramento area ,on the east by the Sierra Nevada mountains, on the west by the Coast and Diablo mountain ranges, and on the south by the Tehachapi mountains.

          "Closing" shall have the meaning set forth in Section 6.1. "Common Stock" means the common stock, $.01 par value, of KRC. "Confidential Documents" shall have the meaning set forth in Section 5.1(f). "Consideration Determination" shall have the meaning set forth in Section 3.2(f)(i).

          "Contribution Value" means the value of a Property or Building determined at the time and in the manner set forth in this Agreement, which determines the amount of Units to be issued and cash to be distributed by KR to TAG upon the contribution of such Property or Building by TAG to KR.

          "Deeds" shall have the meaning set forth in Section 6.2(l)(i).

          "Denver - Fed Ex" shall mean that certain Property designated as "Denver--Fed Ex" on Exhibit C attached hereto.
                    ---------

          "Development LLCs" shall have the meaning set forth in Section 9.1.

          "DoubleTree Restaurant Parcel" means that Property labeled "DoubleTree Restaurant Parcel" on Exhibit A hereto.
                      ---------

          "Escrow" shall mean an Escrow established for purposes of Section 3.2 hereof.

          "Existing Buildings" shall mean those Properties designated as "Existing Buildings" on Exhibit C attached hereto.
                        ---------

          "Expansion Facility" shall have the meaning set forth in Section 9.8(c) hereof.

          "Expansion LLC" shall have the meaning set forth in Section 9.8(c) hereof.

          "Expansion Parcel" means that parcel labeled "ComStream Expansion Parcel" on Exhibit A hereto.
           ---------

          "First Amendment" shall mean that certain First Amendment to the Partnership Agreement to be entered into by and among KR and the Members listed on the signature pages thereto.

          "Gap Notice" shall have the meaning set forth in Section 4.4.

          "Improvements" means the Buildings, structures, fixtures and other improvements affixed to or located on the Land, excluding fixtures owned by tenants.

          "Initial Closing" shall have the meaning set forth in Section 6.1.

          "Inspection Period" shall have the meaning set forth in Section
5.1(a).

          "Intangibles" means all assignable existing permits, licenses, approvals and authorizations issued by any governmental authority in connection with the Properties including Buildings located thereon.

          "Kelly LLC" shall have the meaning set forth in Section 9.2.

          "Kelly Ranch" means that certain real property owned by Kelly LLC and described in Exhibit A hereto.
             ---------

          "KR" means Kilroy Realty, L.P., a Delaware limited partnership.

          "KRC" means Kilroy Realty Corporation, a Maryland corporation.

          "Land" means those certain parcels of land more particularly described in Exhibit A attached hereto and made a part hereof (with the exception of Kelly
   ---------
Ranch), together with all rights and appurtenances pertaining to such parcels including any right, title and interest of TAG in and to adjacent streets, alleys or rights-of-way.

          "Land Under Development" shall mean those Properties designated as "Land Under Development" on Exhibit C attached hereto.
                            ---------

          "Leases" means any and all of TAG's right, title and interest in and to the leases, licenses, and occupancy agreements (including Rents and Security Deposits) covering all or any portion of the Real Properties.

          "LLC Operating Agreement" means the Limited Liability Company Agreement of a Development LLC, in the form attached hereto as Exhibit T.
                                                               ---------

          "Major" shall have the meaning set forth in Section 13.3.

          "Management Agreement (Buildings Under Construction)" means the Development, Construction and Property Management Agreement, in the form attached hereto as Exhibit J.
                   ---------

          "Management Agreement (Denver Fed Ex)" means the Development, Construction and Property Management Agreement, in the form attached hereto as Exhibit K.
---------

          "Management Agreement (Kelly Ranch)" means the Development, Construction and Property Management Agreement, in the form attached hereto as Exhibit L.
---------
          "Management Agreement (Land Under Development)" means the Development, Construction and Property Management Agreement, in the form attached hereto as Exhibit M.
---------

          "Management Agreement (To Be Leased Properties)" means the Development, Construction and Property Management Agreement, in the form attached hereto as Exhibit N.
                   ---------

          "Members" shall have the meaning set forth in Section 11.1(x).

          "NOI" means, unless otherwise specified herein or in an Exhibit hereto, net operating income of a Property, which is equal to (i) the gross revenue generated from the operation of the Property, less (ii) management fees and operating expenses incurred in the operation of such Property (including (A) real property taxes and assessments not paid by Tenants pursuant to leases and
(B) the establishment of reserves for vacancy and credit losses), but excluding financing-related expenses, income taxes, and depreciation. Gross revenue shall not include parking revenue or any part of the revenue from a Property which amortizes tenant improvements which are either (a) in excess of the building standard tenant improvements provided for in the business plan for that Property mutually approved by KR and TAG or (b) "specialized," so that such tenant improvements typically would not be usable by other prospective tenants upon a termination of that particular Lease. Wherever a definition of NOI appears elsewhere in this Agreement or in an Exhibit hereto, that definition shall be used and this definition shall have no force or effect.

          "Operating Agreements" means any and all of TAG's right, title and interest in and to (i) all assignable contracts and agreements (collectively, the "Operating Agreements") listed and described on Exhibit D attached hereto
     --------------------                           ---------
and made a part hereof, relating to the upkeep, repair, maintenance or operation of the Land, Improvements or Personal Property, and (ii) all assignable existing warranties and guaranties (express or implied) issued to TAG in connection with the Improvements or the Personal Property, and (iii) the Intangibles.

          "Permitted Exceptions" shall have the meaning set forth in Section
4.5.

          "Partnership Agreement" shall mean that certain Amended and Restated Agreement of Limited Partnership of KR dated as of January 31, 1997, as amended to date.

          "Person" means an individual or a corporation, partnership, limited liability company, association, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

          "Personal Property" means any and all of TAG's right, title and interest in and to all tangible personal property located upon the Land or within the Improvements, including, without limitation, any and all appliances, furniture, carpeting, draperies and curtains, tools and supplies, and other items of personal property owned by TAG and located on and used exclusively in connection with the operation of the Land and the Improvements, which personal property includes without limitation the personal property listed on Exhibit B
                                                                     ---------
attached hereto.

          "Properties" means collectively the Land, the Improvements, the Personal Properties, the Leases and the Intangibles.

          "Property" means a particular one of the Properties, and where the context requires, any Building or Improvements currently existing or to be constructed thereon.

          "Ready-to-Close Notice" means a written notice, delivered by TAG to KR, notifying KR that the conditions required for the contribution of a Property as set forth in this Agreement have been or will, by a date specified in such notice, be satisfied.

          "Real Properties" means collectively the Land and the Improvements.

          "Registration Rights Agreement" shall mean the Registration Rights Agreement, in the form attached hereto as Exhibit G.
                                          ---------

          "Rents" means all rents and other sums due under the Leases.

          "San Diego FFE" shall mean those portions of the furniture, fixtures and equipment located at TAG's San Diego office to be acquired by KR and listed on Exhibit H hereto.
   ---------

          "Security Deposits" means any and all security deposits in TAG's possessions in connection with the Leases.

          "Smith" means T. Patrick Smith.

          "Substantially Completed" means with respect to a Building (other than tenant improvements):

               (i) the completion thereof in substantial conformance with the plans and specifications therefore, and

               (ii) the receipt of a certificate of occupancy or similar evidence of governmental approval of completion thereof.

          "Surveys" shall have the meaning set forth in Section 4.2(b).

          "TAG Exchange Notice" shall have the meaning set forth in Section 3.2(f)(3).

          "TAG Holdings LLC Operating Agreement" shall mean the TAG Holdings LLC Operating Agreement to be approved by KR and entered into prior to the Initial Closing.

          "Tenant Estoppels" shall have the meaning set forth in Section 5.4.

          "Tenant Notices" shall have the meaning set forth in Section 6.2(l)(vii).

          "Tenants" shall have the meaning set forth in Section 11.1(w).

          "Title Documents" shall have the meaning set forth in Section 4.1.

          "Title Inspection Period" shall have the meaning set forth in Section 4.2.

          "Title Notice" shall have the meaning set forth in Section 4.3.

          "Title Policy" shall have the meaning set forth in Section 4.6.

          "To Be Leased Properties" means the Properties referred to in Exhibit
                                                                        -------
C as Pilot Commerce Center, Carmel Valley, Wateridge and Redwood Shores.
-

         "Uncontributed Property" shall have the meaning set forth in Section 9.6(a)(i).

          "Unit" shall have the meaning set forth in Section 3.2.

          "Unit Cap" means Three Million (3,000,000) Units.

          "Unpaid Costs" shall have the meaning set forth in Section 3.2(c)(vi) hereof.

                                 ARTICLE III.
                         CONTRIBUTION AND ACQUISITION


          Section 3.1.  Agreement to Contribute and Acquire. Subject to the
                        -----------------------------------
terms and conditions and at the times hereinafter set forth, TAG agrees to contribute or otherwise transfer to KR, and KR agrees to acquire from TAG, the Properties. Except as otherwise set forth herein, each contribution or transfer is intended to be accomplished by means of a contribution pursuant to Section 721 of the Internal Revenue Code of 1986, as amended (the "Code"), or a tax-deferred exchange pursuant to Code Section 1031.

          Section 3.2.  Contribution Value and Costs. KR will acquire the
                        ----------------------------
Properties in exchange for limited partnership units of KR (individually a "Unit" and collectively, the "Units") and cash. The method of calculating the Contribution Value for each of the Properties is stated below. TAG has incurred certain capital expenditures in connection with the acquisition and development of the Properties. KR shall reimburse such expenditures as part of the Contribution

Value, in cash, in accordance with the Capital Expenditure Schedule which is attached hereto. The following provisions apply to the acquisition of each
Property:

               (a) The maximum aggregate number of Units which KR shall be obligated to issue to the Allens and the Allen Affiliates shall be limited to the Unit Cap. For purposes of this Section 3.2, issuance of Units to the heirs or successors in interest of the Allens or to an Allen Affiliate (to the extent of their ownership interest in such Allen Affiliate as of the date hereof) shall be deemed to be an issuance directly to the Allens and the Allen Affiliates.
For purposes of this Section 3.2, all Units issued to ADI or TAG Holdings LLC shall be deemed to be a direct issuance of Units to the Allens (to the extent of their ownership in such entity). Except as set forth in Section 3.2(c) all consideration shall be in the form of issued Units until the Unit Cap has been reached. After the Unit Cap has been reached, consideration for the Contribution Value for the interests of the Allen Affiliates in the Properties shall be accomplished in accordance with the procedure set forth in Section 3.2(f), below. KR shall have no obligation to issue Units to any Person who has not executed the First Amendment, the Registration Rights Agreement and an instrument making the representations and warranties set forth in Section 11.1(x) hereof.

               (b) The Allens and the Allen Affiliates will not sell any shares of KRC obtained in connection with the transactions described herein during the three (3) year period commencing as of the date of issuance of the first Units by KR to TAG, and violation of this provision will entitle KR to make all future Contribution Value payments in cash.

               (c) Subject to the limitations set forth in this Section 3.2, at any time prior to the issuance of Two Million Two Hundred Fifty Thousand (2,250,000) Units to the Allens and the Allen Affiliates, the Contribution Value for each Property contributed by TAG to KR shall be distributed to TAG in Units and cash in accordance with the following procedures:

                    (i) TAG may from time to time elect in writing, prior to each Closing, to receive from KR up to Twenty Million Dollars ($20,000,000) of the aggregate Contribution Values of the Properties in cash as reimbursement for certain capital expenditures in connection with such Properties, as contemplated by Treasury Regulations Section 1.707-4(d)(2)(ii); provided, however, that none of such cash is to be distributed to Smith and Black. ADI shall give one written notice to KR not less than five (5) days prior to the Initial Closing and not less than thirty (30) days prior to each subsequent Closing of the Cash Election. KR may rely upon the written notice from ADI and shall have no obligation to solicit notices from any other TAG partner or member, nor shall KR have any obligation to comply with any notice from any other person or entity. Until such time as the Unit Cap is reached, each failure to timely make such Cash Election shall be deemed to be an election to receive Units.

                    (ii) TAG may from time to time elect in writing, prior to each Closing, to receive from KR up to Four Million Two Hundred Thousand Dollars ($4,200,000) of the aggregate Contribution Values of the Properties in cash in order to make cash distributions to certain investors in TAG other than the Allens and the Allen

     Affiliates, Smith or Black. ADI shall give one written notice to KR not less than thirty (30) days prior to each Closing of the Cash Election. KR may rely upon the written notice from ADI and shall have no obligation to solicit notices from any other TAG partner or member, nor shall KR have any obligation to comply with any notice from any other person or entity. Until such time as the Unit Cap is reached, each failure to timely make such Cash Election shall be deemed to be an election to receive Units.

                    (iii) Notwithstanding any provision of the Partnership Agreement to the contrary and subject to the provisions of subsection (iv), below, at each Closing, (A) KR shall deliver to Escrow cash in an amount sufficient to cause the payment by TAG from Escrow of all monetary encumbrances then encumbering the Property which is the subject of the Closing, including the reimbursement to TAG of any prepayment penalties arising therefrom, (B) such loans and prepayment penalties shall be repaid from Escrow and (C) the Contribution Value of such Properties shall be reduced by the amount of such paid monetary encumbrances and penalties.

                    (iv)   At the Closing of the Intuit and Kraft Properties,
     (A) KR shall assume the permanent loans presently encumbering the Intuit and Kraft Properties, (B) KR shall deliver to Escrow cash in an amount sufficient to reimburse TAG for the related assumption fees to be paid from Escrow, (C) such assumption fees shall be paid from Escrow, and (D) the Contribution Value of such Properties shall be reduced by the amount of such assumed loans and assumption fees. Notwithstanding any provision of the Partnership Agreement to the contrary, KR may thereafter at its sole cost and expense repay such loans, including any prepayment penalties associated therewith.

                    (v) At each Closing, KR shall deliver to Escrow cash in an amount sufficient to reimburse TAG for its partnership syndication and organization expenses related to such Closing pursuant to Treasury Regulations Section 1.707-4(d)(2)(i), in such amounts as TAG shall request in writing to KR and the Escrow holder prior to such Closing; and the Contribution Value of such Property shall be reduced by the amount of such reimbursement.

                    (vi) Prior to each Closing, TAG shall deliver to Escrow an estimate of costs incurred in connection with the construction of the Building which is part of the Property to be acquired at the Closing which will not have been paid by the Closing (the "Unpaid Costs"). Unpaid Costs shall not include any amounts for which TAG has received an invoice more than ten (10) days prior to Closing. Financial responsibility for such Unpaid Costs, or any costs associated with the construction of the Building, shall be TAG's, provided that KR shall deliver into Escrow cash in an amount equal to one hundred percent (100%) of the estimate of Unpaid Costs and those funds shall be held in a separate Escrow account and made available to TAG for the payment of those Unpaid Costs. At the Closing, the Contribution Value of the subject Property shall be temporarily reduced by the amount held in such Escrow account. Following payment from the Escrow account of all Unpaid Costs and any other costs incurred in construction of the subject Building, the Contribution Value shall be retroactively adjusted; and, subject to Sections 3.2 (d) and (e), KR shall issue Units to TAG based upon the amount remaining in the Escrow account divided by the Base Unit Value as to Existing Properties and by the Average Closing Price as to any other Property, Building or interest therein. Concurrently with the issuance of such Units, the amounts remaining in the Escrow account shall be released to KR.

                    (vii) If TAG owes any fees to a Kilroy Affiliate pursuant to a Management Agreement for the Property or Building as to which an Escrow has been established, KR may, at its option, deposit into the Escrow cash in an amount equal to such unpaid fees for release to the KR Affiliate upon the Closing; and the Contribution Value of such Property or Building shall be reduced by the amount of such reimbursement.

                    (viii) Any portion of the Contribution Value not accounted for in (i) through (vii), above, shall be issued to TAG in Units, subject to the limitations of this Section 3.2. An election to receive cash pursuant to subsections (i) or (ii), above, shall be referred to as a "Cash Election."

                    (ix)   The amounts deposited by KR pursuant to paragraphs
     (iii) through (vii) of this section shall be in addition to the amounts referred to in paragraphs (i) and (ii) of this section.

               (d) Subject to the Unit Cap and the Cash Election, the Contribution Value for each Property shall be distributed in Units in a number equal to the Contribution Value for the Property divided by the Average Closing Price, except that such Average Closing Price shall be not less than $24 nor more than $29.85 until the first to occur of (a) the date which is one (1) year following the Initial Closing or (b) the issuance of an aggregate of Two Million Two Hundred Fifty Thousand (2,250,000) Units by KR to the Allens and the Allen Affiliates. The restrictions on Average Closing Price set forth in the preceding sentence shall not apply to any portion of such Two Million Two Hundred Fifty Thousand (2,250,000) Units issued after the one (1) year period following the Initial Closing.

               (e) Following the issuance of the first Two Million Two Hundred Fifty Thousand (2,250,000) Units by KR to the Allens and the Allen Affiliates, and until the Unit Cap is reached, the Contribution Value for each Property shall be distributed in Units in a number equal to the Contribution Value for the Property divided by the Average Closing Price, except that the Average Closing Price used in making such determination shall be not less than $28. However, if such Average Closing Price would be less than $28 but for such $28 floor, TAG may elect to take the Contribution Value in cash rather than Units, and KR will use commercially reasonable efforts to allow TAG to accomplish a Code Section 1031 tax deferred exchange with respect to such Property contribution. If the Allens and the Allen Affiliates receive cash rather than Units, the number of Units that would have been issued to the Allens and the Allen Affiliates under this section shall be deemed to have been issued solely for the purpose of determining whether the Unit Cap has been reached.

               (f) In any circumstance where the Unit Cap has been reached, providing consideration equal to the Contribution Value for TAG's interest in the Properties shall be accomplished in accordance with the following procedure:

                    (i) First, within thirty (30) days following receipt by KR of a Ready-to-Close Notice from TAG, the KRC Board of Directors, in its discretion, shall determine whether such consideration is proposed to be in the form of issued Units or cash (the "Consideration Determination"). If the Consideration Determination provides for cash consideration, the provisions of Section 3.2(f)(ii) through (v) shall apply. Otherwise the consideration shall be paid entirely in Units and the remaining provisions of this Section 3.2(f) will not apply.

                    (ii) Second, written notice of the Consideration Determination shall be provided to TAG by the KRC Board of Directors within five (5) business days after having been made.

                    (iii) Third, within thirty (30) days after the effective date of said written notice, TAG shall provide written notice to the KRC Board of Directors whether it intends to accomplish a Code Section 1031 tax-deferred exchange or proposes other structuring alternatives to the proposed cash transaction. Said written notice (the "TAG Exchange Notice") shall provide, with reasonable specificity, the details of TAG's proposed alternatives.

                    (iv) Fourth, for the thirty (30) day period following KRC's receipt of the TAG Exchange Notice, TAG and KRC shall cooperate in a commercially reasonable manner to finalize the structure for a transaction consistent with the TAG Exchange Notice.

                    (v) Fifth, if following the thirty (30) day period described in the preceding paragraph, the parties have not agreed to a structure which can be completed within an additional thirty (30) days, TAG and KR shall promptly complete the transaction on the terms originally set forth in the Consideration Determination.

          Section 3.3.  Issuance of Contribution Value. The Unit portion of the
                        ------------------------------
Contribution Value shall be issued by the delivery at each Closing of certificates representing the Units. Subject to the Escrow provisions of Section 3.2, the cash portion of the Contribution Value shall be issued in full at each Closing in cash by wire transfer of immediately available funds to a bank account designated by TAG in writing to KR at least two (2) business days prior to the Closing.

          Section 3.4.  Transferability of Units; Redemption Rights;
                        -------------------------------------------
Registration Rights. TAG acknowledges that the Units will be subject to substantial restrictions on transfer, as provided in the Partnership Agreement and the First Amendment and that its redemption rights with respect to the Units shall be governed by the Partnership Agreement and the First Amendment. TAG acknowledges the limitations on the registration of any shares of Common

Stock issued in a redemption of Units (including the timing thereof) contained in the Registration Rights Agreement. KR acknowledges that TAG intends to distribute the Units it receives to its general and limited partners and that certain of those partners will in turn distribute those Units to their constituent members, partners or owners, who may in turn further distribute those Units to their constituent members, partners or owners, provided, however, that Units shall not be distributed to any person or entity who does not execute the Member Signature Page hereto.

                                  ARTICLE IV.
                               TITLE AND SURVEY

          Section 4.1.   Delivery of Title Documents. TAG has caused to be
                         ---------------------------
delivered to KR as to each of the Properties (a) a current preliminary title report (b) copies of all documents referred to in each preliminary title report,
(c) copies of the most recent Property tax bills for the Properties; and (d) a copy of TAG's title insurance policy and/or survey for the Properties, if available (the documents referred to in (a) - (d) of this Section 4.1 are collectively referred to as the "Title Documents").
                                 ---------------
          Section 4.2.   Title Examination.
                         -----------------

               (a) During the Title Inspection Period, TAG shall deliver to KR new or updated ALTA surveys of each Property which shall be prepared by a licensed surveyor or engineer hired by TAG at TAG's expense (the "Surveys"). TAG
                                                                  -------
shall cause to be delivered to KR an ALTA "extended coverage" supplemental report or reports for any Property covered by the Surveys.

               (b) KR shall have the right to review the Title Documents and otherwise examine the status of title to the Properties until five (5) business days following receipt of the last of the Surveys by both KR and KR's legal counsel (the "Title Inspection Period"). The Initial Closing shall be extended to a date which is ten (10) days following the termination of the Title Inspection Period.

          Section 4.3.  Title Notice. KR shall notify TAG in writing (the "Title
                        -------------
Notice") prior to the expiration of the Title Inspection Period which exceptions to title (including Survey matters), if any, will not be accepted by KR. If KR fails to notify TAG in writing of any exceptions to title by the expiration of the Title Inspection Period, then KR shall be deemed to have approved the condition of title to the Properties. If KR notifies TAG in writing that KR objects to any exceptions to title, then TAG shall have five (5) days after receipt of the Title Notice to notify KR in writing (i) that TAG will remove such objectionable exceptions from title on or before the Initial Closing; or
(ii) that TAG elects not to cause such exceptions to be removed. If TAG fails to notify KR in writing of its election within said five (5) day period, then TAG shall be deemed to have elected not to cause such exception to be cured. If TAG gives KR notice under clause (ii) above, then KR shall have five (5) days within which to notify TAG in writing that KR will nevertheless proceed with the acquisition and take title to the Properties subject to such exceptions, or that KR will terminate this Agreement. If this Agreement is terminated pursuant to the foregoing provisions of this paragraph, then neither party shall have any further rights or obligations hereunder (except for any indemnity obligations of either party pursuant to the other provisions of this Agreement), and each party shall bear its own costs incurred hereunder. If KR fails to notify TAG in writing of its election within said five (5) day period, then KR shall be deemed to have elected to proceed with the acquisition and take title to the Properties subject to such exceptions.

          Section 4.4.  Pre-Closing "Gap" Title Defects. KR may, at or prior to
                        -------------------------------
each Closing, notify TAG in writing (the "Gap Notice") of any objections to title exceptions (a) raised by the Title Company between the expiration of the Title Inspection Period and the Closing and (b) not disclosed by the Title Company or otherwise known to KR prior to the expiration of the Title Inspection Period. The Gap Notice shall be delivered to TAG within five (5) business days following receipt by KR of written notification from the Title Company of the previously undisclosed exception. If KR sends a Gap Notice to TAG, then KR and TAG shall have the same rights and obligations with respect to such notice as apply to a Title Notice under Section 4.3 hereof except that this Agreement may only be terminated as to the Properties which were the subject of the Gap Notice.

          Section 4.5.  Permitted Exceptions. The Properties shall be conveyed
                        --------------------
subject to the following matters, which are hereinafter referred to as the "Permitted Exceptions":

                 (a) those matters that either (i) are not objected to in writing within the time periods provided in Sections 4.3 or 4.4 hereof, or (ii) if objected to in writing by KR, are those which TAG has elected not to remove or cure, or has been unable to remove or cure, and subject to which KR has elected or is deemed to have elected to accept the conveyance of the Properties;

                 (b)    the rights of tenants under the Leases;

                 (c) the lien of all ad valorem real estate taxes and assessments not yet due and payable as of the date of Closing, subject to adjustment as herein provided;

                 (d) local, state and federal laws, ordinances or governmental regulations, including but not limited to building and zoning laws, ordinances and regulations, now or hereafter in effect relating to the Properties;

                 (e) items shown on the Surveys which are not objected to by KR or are waived or deemed waived by KR in accordance with Section 4.3 hereof;

                 (f) matters caused by KR after the Initial Closing pursuant to its management of the Properties under the Management Agreement; and

                 (g) Existing mortgage-related indebtedness secured by the Existing Properties known as "Kraft" and "Intuit." Unless otherwise specifically provided herein, all other mortgage-related indebtedness shall be paid off through the Escrow referred to in Section 6 hereof.

          Section 4.6.  Conveyance of Title. At each Closing TAG shall convey
                        -------------------
and transfer to KR the appropriate Properties, by execution and delivery of Deeds. Evidence of delivery of such title shall be the issuance by Title Company of (i) an ALTA Standard Coverage Owner's Policy or Policies of Title Insurance (the "Title Policy") covering the Properties transferred, in the full amount of the Contribution Value subject only to the Permitted Exceptions; provided, however, that if KR has delivered to the Title Company prior to the Closing a Survey or Surveys in compliance with all applicable ALTA requirements, then the Title Policy or Policies required hereunder shall be an ALTA Extended Coverage Owner's Policy of Title Insurance.

                                  ARTICLE V.
                             REVIEW OF PROPERTIES

          Section 5.1.  Right of Inspection.
                        -------------------

                 (a) During the period beginning upon the Effective Date and ending concurrently with the Title Inspection Period (hereinafter referred to as the "Inspection Period") KR shall have the inspection rights set forth in this section.

                 (b) TAG has prior to the Effective Date, delivered all documents requested by KR in a diligence request, including audited Property operating statements.

                 (c) KR may perform, or hire consultants to perform a physical inspection of the Properties.

                 (d) KR may inspect, or hire consultants to inspect, the environmental condition of the Properties pursuant to the terms and conditions of this Agreement, and to obtain and review, at KR's sole election and cost, soils, geology, structural and environmental and any other engineering reports.

                 (e) KR may obtain and examine a search report showing liens against the Personal Properties which have been perfected by filings under the Uniform Commercial Code.

                 (f) KR may examine at the Properties or TAG's office all books, records, reports, and files related to the ownership, leasing, maintenance and operation of the Properties, which are to be provided or made available to KR by TAG to the extent available. Such documents include, without limitation, (i) TAG's current lease files for the Properties, including copies of all existing Leases and Operating Agreements, and letters of intent from prospective tenants (ii) audited income and expense statements showing, among other things, all sources of revenue and expense (including utility rates, ad valorem tax rates, maintenance expenses and any anticipated capital improvements) through July 31, 1997 related to the Properties (iii) existing notes and deeds of trust encumbering the Properties, (iv) as-built plans and specifications for the Improvements, (v) prior soils, geology, structural and engineering reports, (vi) recorded and unrecorded parking agreements, (vii) common area maintenance agreements or other agreements affecting the Properties, (viii) certificates of occupancy pertaining to the Improvements (ix) pertinent correspondence with governmental agencies and current tenants concerning the Properties and (x) evidence that the Properties are zoned for the purpose to which KR intends to use them. Notwithstanding the foregoing, except for documents related to the Kelly LLC, KR shall not have the right to examine TAG's partnership or corporate records, internal memoranda, financial projections, budgets, appraisals, accounting and tax records and similar proprietary, confidential or privileged information (collectively, the "Confidential Documents").

                 (g) Any on-site inspections of the Properties shall occur at reasonable times agreed upon by TAG and KR after reasonable prior written notice to TAG and shall be conducted so as not to interfere unreasonably with the use of the Properties by TAG or its tenants. TAG may have a representative present during any such inspections. If KR desires to do any invasive testing at the Properties, KR shall do so only after notifying TAG and obtaining TAG's prior written consent thereto, which consent shall not be unreasonably withheld or delayed. KR agrees to protect, indemnify, defend and hold TAG harmless from and against any claim for liabilities, losses, costs, expenses (including reasonable attorneys' fees), damages or injuries arising out of or resulting from the inspection of the Properties by KR or its agents or consultants, and notwithstanding anything to the contrary in this Agreement, such obligation to indemnify and hold harmless TAG shall survive the Closing or any termination of this Agreement. KR shall keep the Properties free and clear of any mechanic's liens or materialmen's liens arising out of KR's entry onto the Properties.

          Section 5.2.  Environmental Reports. KR acknowledges that KR has
                        ---------------------
received copies of the environmental reports listed on Exhibit E attached
                                                       ---------
hereto.


          Section 5.3.  Right of Termination. If for any reason whatsoever KR
                        --------------------
determines that any aspect of the documents listed in Section 5.1 and 5.2 hereof or the results of any inspections contemplated by Section 5.1 and 5.2 hereof makes the Properties unsuitable for KR's acquisition, KR shall have the right, prior to the expiration of the Inspection Period, to give written notice thereof to TAG. If KR gives such notice, this Agreement shall terminate and neither party shall have any further obligations hereunder (except for any indemnity obligations of either party pursuant to the other provisions of this Agreement), and each party shall bear its own costs incurred hereunder. If KR fails to give TAG a notice of termination prior to the expiration of the Inspection Period, then KR shall be deemed to have approved all aspects of the Properties (except
(i) title and Survey, which shall be governed by Article IV hereof and (ii) tenant estoppels, which shall be governed by Section 5.4 hereof) and to have elected to proceed with the acquisition of the Properties pursuant to the terms hereof.

          Section 5.4.  Review of Tenant Estoppels. Prior to the Initial Closing
                        --------------------------
(as to all Properties) and prior to each Closing for a Building or Property thereafter (but only as to the Property or Building being acquired), TAG shall deliver to each tenant of the Properties an estoppel certificate in substantially the form of Exhibit F attached hereto (the "Tenant Estoppels") and
                          ---------
shall request that the tenants complete and sign the Tenant Estoppels and return them to TAG. No Tenant Estoppel shall be dated more than thirty (30) days prior to the Closing

Date. TAG shall deliver copies of the completed Tenant Estoppels to KR as TAG receives them. KR shall notify TAG within ten (10) business days of receipt of any Tenant Estoppel if KR determines that such Tenant Estoppel is not acceptable to KR, along with the reasons for such determination. If KR fails to give such notice within such ten (10) business day period, then any such Tenant Estoppel shall be deemed to be acceptable to KR. If TAG fails to obtain Tenant Estoppels that are satisfactory to KR with respect to tenants of the Properties on or before ten (10) business days prior to the Closing, KR shall have the right to terminate this Agreement by written notice to TAG or to extend the Initial Closing or Closing, as appropriate, for not more than thirty (30) days. If this Agreement is terminated pursuant to the foregoing provisions of this paragraph, then neither party shall have any further rights or obligations hereunder (except for any indemnity obligations of either party pursuant to the other provisions of this Agreement), and each party shall bear its own costs incurred hereunder. If KR fails to give TAG a notice of termination as set forth above, KR shall be deemed to have approved the Tenant Estoppels and to have elected to proceed with the acquisition of the Properties pursuant to the terms hereof. In that event KR may demand and TAG shall deliver an estoppel certificate in substantially the form of Exhibit F attached hereto as to any premises for which
                          ---------
a Tenant Estoppel has not been obtained, with such estoppel certificate to be executed by the landlord/owner of the leased premises. The provisions of this
Section 5.4 shall survive the Closing.

                                  ARTICLE VI.
                                    CLOSING

          Section 6.1.  Time and Place. This Agreement contemplates a series of
                        --------------
closings as to the Properties and Buildings (individually a "Closing" and collectively the "Closings"). The consummation of the initial transactions contemplated hereby and the acquisition of the Existing Buildings (the "Initial Closing") shall be held at the offices of Latham & Watkins at the address set forth under Section 14.4 ("Notices") on that date which is the earlier of (a) a date specified by KR in writing to TAG or (b) ten (10) days following the termination of the Title Inspection Period, subject to the extension provisions of Section 5.4. If such date is not a business day, the Initial Closing shall be held on the first business day thereafter. If the Initial Closing has not occurred within ten (10) days following the termination of the Title Inspection Period (or such later date to which the Closing may be extended pursuant to Section 5.4) then either KR or TAG may elect to terminate this agreement by giving written notice in the manner set forth in Section 14.4 hereto. Subject to
Section 3.2(f) of this Agreement, subsequent Closings shall occur within thirty
(30) days following the effective date of a Ready-to-Close Notice from TAG stating that the conditions required for the contribution of a Property to close as set forth in Sections 7.2 and 8.2 of this Agreement have been satisfied. At each of the Closings, TAG and KR shall each perform their respective obligations set forth herein, the performance of which obligations shall be concurrent conditions. There shall be a pre-closing at the offices of Latham & Watkins at 9:00 a.m. on the business day prior to each Closing. The pre-closing shall be attended by (i) legal counsel to TAG, (ii) legal counsel to KR and (iii) representatives of TAG and of KR with signature authority.

          Section 6.2.  TAG's Obligations At and Prior to Initial Closing. At
                        -------------------------------------------------
the Initial Closing, TAG shall deliver or cause to be delivered:

                 (a) a duly executed Registration Rights Agreement in the form attached hereto as Exhibit G;
                        ---------

                 (b) a duly executed First Amendment in the form attached hereto as Exhibit I;
          ---------

                 (c)    the following duly executed Management Agreements:

                        (i) a Management Agreement (Buildings Under Construction) as to each such Property.

                        (ii)   Management Agreement (Denver Fed Ex).

                        (iii)  Management Agreement (Kelly Ranch).

                        (iv) Management Agreement (Land Under Development) as to each of DoubleTree and Corporate Research Park.

                        (v) Management Agreement (To Be Leased Properties) as to each such Property.

                 (d) a separate, duly executed and notarized Memorandum of Contribution Agreement as to each of the Buildings Under Construction/Existing Leases, the To Be Leased Buildings, the DoubleTree Restaurant Parcel and the ComStream Expansion Parcel in the form attached hereto as Exhibit O;
                                                          ---------

                 (e) a duly executed and notarized Memorandum of Contribution Agreement (DoubleTree) and Memorandum of Contribution Agreement (DoubleTree Restaurant Parcel) in the form attached hereto as Exhibit P;
                                                  ---------

                 (f) a duly executed and notarized Memorandum of Contribution Agreement (Corporate Research Park) in the form attached hereto as Exhibit Q;
                                                                   ---------

                 (g) Employment Agreement (Black), duly executed by Steven L. Black generally in the form attached hereto as Exhibit R;
                                               ---------

                 (h) Employment Agreement (Smith), duly executed by T. Patrick Smith generally in the form attached hereto as Exhibit S;
                                                       ---------

                 (i) LLC Operating Agreement (DoubleTree) in the form attached hereto as Exhibit T;
                   ---------

                 (j) LLC Operating Agreement (Corporate Research Park) in the form attached hereto as Exhibit T;
                        ---------

                 (k) a duly executed assignment and assumption of the space lease of TAG's San Diego office in a form reasonably satisfactory to TAG and KR;

                 (l) a duly executed bill of sale in a form reasonably satisfactory to TAG and KR conveying the San Diego FFE to KR;

                 (m)    As to the Existing Buildings:

                        (i) duly executed and notarized grant deeds (the "Deeds") in the form attached hereto as Exhibit U, conveying the Existing
                                             ---------
     Buildings, subject only to the Permitted Exceptions;

                        (ii) duly executed bills of sale (the "Bills of Sale") in the form attached hereto as Exhibit V, conveying the Personal Property
                                    ---------
     without warranty of title or use and without warranty, express or implied, as to merchantability and fitness for any purpose;

                        (iii) duly executed assignments of leases (the "Assignments of Leases") in the form attached hereto as Exhibit W;
                                                             ---------

                        (iv) duly executed assignment and assumption agreements (the "Assignments of Contracts") in the form attached hereto as
     Exhibit X;
     ---------

                        (v) such evidence as the Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of TAG;

                        (vi) FIRPTA and CALFIRPTA certificates in the form attached hereto as Exhibit Y duly executed by the appropriate TAG entities,
                        ---------
     if required under applicable laws and regulations for similar transactions;

                        (vii) join with KR to execute notices (the "Tenant Notices") in the form attached hereto as Exhibit Z, which KR shall send to
                                              ---------
     each tenant under each of the Leases of the Existing Buildings promptly after the Closing, informing such tenant of the transfer of the Existing Buildings and of the assignment to KR of TAG's interest in, and obligations under the Leases (including, if applicable, any Security Deposits), and directing that all Rent and other sums payable after the Closing under each such Lease be paid as set forth in the notice; and

                        (viii) the original Leases and the Operating Agreements, together with such leasing and Property files and records located at the Properties or TAG's office, which are material in connection with the continued operation, leasing and maintenance of the Existing Buildings, but excluding any Confidential Documents. For a period of three (3) years after the Closing, KR shall allow TAG and its representatives access without charge to all files, records and documents delivered to KR at the Closing, upon reasonable advance notice and at all reasonable times, to make copies of any and all such files, records and documents, which right shall survive the Closing;

                        (ix) keys (if any) to, and possession and occupancy of, the Existing Buildings, subject only to the Permitted Exceptions.

                        (x) such affidavits as may be customarily and reasonably required by the Title Company;

                        (xi) an executed closing statement reasonably acceptable to TAG; and

                        (xii) such additional documents as shall be reasonably required to consummate the transactions contemplated by this Agreement;

                 (n) if any representation or warranty of TAG or of the Allens needs to be modified due to changes since the Effective Date, a certificate, dated as of the date of Initial Closing and executed on behalf of TAG by a duly authorized representative thereof or executed by the Allens, identifying any representation or warranty which is not, or no longer is, true and correct and explaining the state of facts giving rise to the change. In no event shall TAG or the Allens be liable to KR for, or be deemed to be in default hereunder by reason of any breach of representation or warranty which results from any change that (x) occurs between the Effective Date and the date of the Closing and (y) is expressly permitted under the terms of this Agreement or is beyond the reasonable control of TAG or the Allens to prevent. The occurrence of a change in a representation and warranty which is not permitted hereunder or is beyond the reasonable control of TAG or the Allens to prevent shall, if materially adverse to KR, constitute the non-fulfillment of the condition set forth in Section 6.7(b) hereof. If, despite changes or other matters described in such certificate, the Closing occurs, TAG's or the Allens' representations and warranties set forth in this Agreement shall be deemed to have been modified by all statements made in such certificate;

                 (o) if the parties hereto are able to obtain the consent of Pardee Construction Company, duly executed assignment and assumption of the March 13, 1997, letter agreement between TAG and Pardee Construction Company in a form reasonably satisfactory to KR and if the parties are unable to obtain such consent, such legal instruments as may be satisfactory to KR providing for KR to render services to TAG in return for the economic benefits under such letter agreement;

                 (p) the written consent of Life Investors Insurance Company of America to the assumption by KR of the loans on the Kraft and Intuit Properties;

                 (q) Escrow instructions as to each Building providing for the cash payment into Escrow by KR of that portion of the Contribution Value necessary to pay all amounts referred to in Section 3.2(c)(iii) through (vi) hereof;

                 (r) Copies of written consents of the limited partners, members, shareholders and boards of directors, as appropriate, of each of the TAG entities approving the transactions set forth herein, certified by the secretary or, where appropriate, the general partner or managing member;

                 (s) A fully executed copy of the TAG Holdings LLC Operating Agreement in a form approved by KR;

                 (t) A certificate containing the representations and warranties set forth in Section 11.1(x) hereto signed by each Person who is to receive Units and who has not signed this Agreement or the Member Signature Page hereto.

                 (u) the consent of the other members of the Kelly LLC to the grant of the option contained in Section 9.2 hereof, such consent to be in a form approved by KR.

          Section 6.3. KR's Obligations at or Prior to Initial Closing. At the Initial Closing, KR shall deliver to TAG:

                 (a) a duly executed Registration Rights Agreement in the form attached hereto as Exhibit G;

                 (b) a duly executed First Amendment in the form attached hereto as Exhibit I;

                 (c)    the following duly executed Management Agreements:

                        (i)    Management Agreement (Buildings Under
     Construction) as to each such Property.

                        (ii)   Management Agreement (Denver Fed Ex).

                        (iii)  Management Agreement (Kelly Ranch).

                        (iv) Management Agreement (Land Under Development) as to each of DoubleTree and Corporate Research Park.

                        (v) Management Agreement (To Be Leased Properties) as to each such Property.

                 (d) a separate, duly executed and notarized Memorandum of Contribution Agreement as to each of the Buildings Under Construction/Existing Leases, the To Be Leased Buildings, the DoubleTree Restaurant Parcel and the ComStream Expansion Parcel in the form attached hereto as Exhibit O;

                 (e) a duly executed and notarized Memorandum of Contribution Agreement (DoubleTree) in the form attached hereto as Exhibit P;

                 (f) a duly executed and notarized Memorandum of Contribution Agreement (Corporate Research Park) in the form attached hereto as Exhibit Q;

                 (g) Employment Agreement (Black), duly executed by Steven L. Black in the form attached hereto as Exhibit R;
                                     ---------

                 (h) Employment Agreement (Smith), duly executed by T. Patrick Smith in the form attached hereto as Exhibit S;
                                             ---------

                 (i) LLC Operating Agreement (DoubleTree) in the form attached hereto as Exhibit T;
                   ---------

                 (j) LLC Operating Agreement (Corporate Research Park) in the form attached hereto as Exhibit T;
                        ---------

                 (k) Subject to Section 3.2, in return for the contribution of the Existing Buildings by TAG, cash and/or Units in a number equal to the Contribution Value for the Existing Buildings (as increased or decreased by prorations and adjustments) divided by the Base Unit Value. KR shall disburse a portion of the Contribution Value in cash into the Escrow provided for in
Section 3.2 in the amount described in Section 3.2(c)(iii) through (vi);


                 (l) The purchase price for the San Diego FFE in the amount set forth on Exhibit H;
             ---------

                 (m) a duly executed assignment and assumption of the space lease of TAG's San Diego office in a form reasonably satisfactory to TAG and KR;

                 (n) a duly executed bill of sale in a form reasonably satisfactory to TAG and KR conveying the San Diego FFE to KR;

                 (o)    As to each of the Existing Buildings:

                        (i) a duly executed Assignment of Leases in the form attached hereto as Exhibit W;
                   ---------

                        (ii) a duly executed Assignment of Contracts in the form attached hereto as Exhibit X;
                        ---------

                        (iii)  join with TAG to execute the Tenant Notices;

                        (iv) such evidence as the Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of KR;

                        (v) such affidavits as may be customarily and reasonably required by the Title Company;

                        (vi) an executed closing statement reasonably acceptable to KR; and

                        (vii) such additional documents as shall be reasonably required to consummate the transactions contemplated by this Agreement;

                 (p)    if any representation or warranty of KR set forth in
Section 11.4 hereof needs to be modified due to changes since the Effective Date, deliver to TAG a certificate, dated as of the date of Initial Closing and executed on behalf of KR by a duly authorized representative thereof, identifying any such representation or warranty which is not, or no longer is, true and correct and explaining the state of facts giving rise to the change. In no event shall KR be liable to TAG for, or be deemed to be in default hereunder by reason of any breach of representation or warranty set forth in Section 11.4 hereof which results from any change that (i) occurs between the Effective Date and the date of Initial Closing and (ii) is expressly permitted under the terms of this Agreement or is beyond the reasonable control of KR to prevent. The occurrence of a change in a representation or warranty which is not permitted hereunder or is beyond the reasonable control of KR to prevent shall, if materially adverse to TAG, constitute the non-fulfillment of the conditions set forth in Section 6.8(c) hereof. If, despite changes or other matters described in such certificate, the Initial Closing occurs, KR's representations and warranties set forth in this Agreement shall be deemed to have been modified by all statements made in such certificate;

                 (q) if the parties hereto are able to obtain the consent of Pardee Construction Company, duly executed assignment and assumption of the March 13, 1997, letter agreement between TAG and Pardee Construction Company in a form reasonably satisfactory to KR and if the parties are unable to obtain such consent, such legal instruments as may be satisfactory to KR providing for KR to render services to TAG in return for the economic benefits under such letter agreement;

                 (r) Escrow instructions as to Building providing for the cash payment into Escrow by KR of that portion of the Contribution Value necessary to pay all amounts referred to in Section 3.2(c)(iii) through (vi) hereof.

          Section 6.4.  Subsequent Closings.
                        -------------------

                 (a) At each of the subsequent Closings, TAG shall deliver each of the following as to the Building or Property being acquired at such
Closing:

                        (i) duly executed and notarized grant deeds (the "Deeds") in the form attached hereto as Exhibit U, subject only to the
                                             ---------
     Permitted Exceptions;

                        (ii) duly executed bills of sale (the "Bills of Sale") in the form attached hereto as Exhibit V, conveying the Personal Property
                                    ---------
     without warranty of title or use and without warranty, express or implied, as to merchantability and fitness for any purpose;

                        (iii) duly executed assignments of leases (the "Assignments of Leases") in the form attached hereto as Exhibit W;
                                                             ---------

                 (iv) duly executed assignment and assumption agreements (the "Assignments of Contracts") in the form attached hereto as Exhibit X;
                                                                ---------

                 (v) such evidence as the Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of TAG;

                 (vi) FIRPTA and CALFIRPTA certificates in the form attached hereto as Exhibit Y duly executed by the appropriate TAG entities, if required under applicable laws and regulations for similar transactions;

                 (vii) join with KR to execute notices (the "Tenant Notices") in the form attached hereto as Exhibit Z, which KR shall send to each tenant promptly after the Closing, informing such tenant of the transfer of the Properties and of the assignment to KR of TAG's interest in, and obligations under the Leases (including, if applicable, any Security Deposits), and directing that all Rent and other sums payable after the Closing under each such Lease be paid as set forth in the notice;

                 (viii) the original Leases and the Operating Agreements, together with such leasing and Property files and records located at the Properties or TAG's office, which are material in connection with the continued operation, leasing and maintenance, but excluding any Confidential Documents. For a period of three (3) years after the Closing, KR shall allow TAG and its representatives access without charge to all files, records and documents delivered to KR at the Closing, upon reasonable advance notice and at all reasonable times, to make copies of any and all such files, records and documents, which right shall survive the Closing;

                 (ix) keys (if any) to, and possession and occupancy, subject only to the Permitted Exceptions;

                 (x) such affidavits as may be customarily and reasonably required by the Title Company;

                 (xi) an executed closing statement reasonably acceptable to TAG; and

                 (xii) such additional documents as shall be reasonably required to consummate the transaction contemplated by this Agreement;

                 (xiii) Escrow instructions as to each Building providing for the cash payment into Escrow by KR of that portion of the Contribution Value necessary to pay all amounts referred to in Section 3.2(c)(iii) through (vi) hereof.

                 (xiv) Copies of the First Amendment, Registration Rights Agreement and a certificate containing the representations set forth in
     Section 11.1(x)
     hereof, duly executed by any Person who is to receive Units and who has not previously executed and delivered such instruments to KR.

                 (b) At each of the subsequent Closings, KR shall deliver each of the following as to the Property or Building being acquired at such
Closing:

                        (i) subject to Section 3.2, in return for the contribution of such Property or Building by TAG, cash and/or Units in a number equal to the Contribution Value for such Property or Building (as increased or decreased by prorations and adjustments) divided by the Average Closing Price. KR shall pay a portion of the Contribution Value in cash into the Escrow provided for in Section 3.2 in the amount described in
     Section 3.2(c)(iii) through (vi).

                        (ii) a duly executed Assignment of Leases in the form attached hereto as Exhibit W;
                        ---------

                        (iii) a duly executed Assignment of Contracts in the form attached hereto as Exhibit X;
                             ---------

                        (iv)   join with TAG to execute the Tenant Notices;

                        (v) such evidence as the Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of KR;

                        (vi) such affidavits as may be customarily and reasonably required by the Title Company;

                        (vii) an executed closing statement reasonably acceptable to KR;

                        (viii) such additional documents as shall be reasonably required to consummate the transactions contemplated by this Agreement; and

                        (ix) Escrow instructions as to each Building providing for the cash payment into Escrow by KR of that portion of the Contribution Value necessary to pay all amounts referred to in Section 3.2(c)(iii) through (vi) hereof.

          Section 6.5.  Credits and Prorations.
                        ----------------------

                 (a) This Agreement contemplates a series of Closings for the acquisition of the Properties and Buildings by KR. All income and expenses of a Property or Building shall be apportioned as of 12:01 a.m., on the day of the Closing for that Property or Building as if KR were vested with title during the entire day upon which such Closing occurs. Such prorated items with respect to a Property or Building shall include without limitation the following:

                        (i)    all Rent (including prepaid Rent), if any;

                        (ii) taxes and assessments (including personal property taxes on the Personal Property) (unless and to the extent payment of such taxes and assessments is the responsibility of a Tenant under a Lease related to the subject Property);

                        (iii) utility charges for which TAG is liable (i.e. not paid by Tenants), if any, such charges to be apportioned at Closing on the basis of the most recent meter reading occurring prior to Closing (dated not more than fifteen (15) days prior to Closing) or, if unmetered, on the basis of a current bill for each such utility;

                        (iv) all amounts payable under brokerage agreements and Operating Agreements, pursuant to the terms of this Agreement accrued or owing and unpaid at the time of the Closing;

                        (v) all operating cost reimbursements, percentage rents, additional rents and other retroactive rental escalations, sums or charges payable by tenants under the Leases which accrue prior to the Closing but are not then due and payable, shall be prorated as of the Closing. Such amounts shall be for the account of TAG for the period before the Closing and for the account of KR from and after the Closing; and

                        (vi) any other operating expenses or other items which are customarily prorated between a seller and a buyer in the county in which that Property or Building is located.

                 (b) Notwithstanding anything contained in Section 6.5(a) hereof, with regard to the Property or Building which is the subject of the
Closing:

                        (i) At each Closing, (A) TAG shall, at KR's option, either deliver to KR any Security Deposits actually held by TAG pursuant to the Leases or credit to the account of KR the amount of such Security Deposits (to the extent such Security Deposits have not been applied against delinquent Rents or otherwise as provided in the Leases), and (B) KR shall credit to the account of TAG all refundable cash or other deposits posted with utility companies, or, at KR's option, TAG shall be entitled to receive and retain such refundable cash and deposits;

                        (ii) Subject to Section 6.5(a)(ii), above, any taxes paid at or prior to each Closing shall be prorated based upon the amounts actually paid. If taxes and assessments due and payable during the year of Closing have not been paid before Closing, TAG shall be charged at Closing an amount equal to that portion of such taxes and assessments which relates to the period before Closing, and KR shall pay the taxes and assessments prior to their becoming delinquent. Any such apportionment made with respect to a tax year for which the tax rate or assessed valuation, or both, have not yet been fixed shall be based upon the tax rate and/or assessed valuation fixed. To the extent that the actual taxes and assessments for the current year differ from the amount apportioned at Closing, the parties shall make all necessary adjustments by appropriate payments between themselves within thirty (30) days after such amounts are determined following Closing, subject to the provisions of Section 6.5 (d) hereof. KR shall pay all supplemental taxes resulting from the change in ownership and reassessment occurring as of the Closing;

                        (iii) Unpaid and delinquent Rent collected by TAG and KR after the date of each Closing shall be delivered as follows: (a) if TAG collects any unpaid or delinquent Rent, TAG shall, within fifteen (15) days after the receipt thereof, deliver to KR any such Rent which KR is entitled to hereunder relating to the date of Closing and any period thereafter, and
     (b) if KR collects any unpaid or delinquent Rent, KR shall, within fifteen
     (15) days after the receipt thereof, deliver to TAG any such Rent which TAG is entitled to hereunder relating to the period prior to the date of Closing. TAG and KR agree that all Rent received by TAG or KR after the date of Closing shall be applied first to actual out-of-pocket costs of collection incurred by TAG or KR, as applicable, with respect to such tenant; second, to Rents due from such tenant for the month in which such payment is received; third, to Rents and other tenant charges attributable to any period after the Closing which are past due on the date of receipt, and; finally, to Rents and other tenant charges delinquent as of Closing. Any costs of collection shall be deducted only from Rents which are delinquent at the time of collection and shall be deducted from Rents pro rata based upon the respective delinquent Rents collected for KR and TAG. KR shall use commercially reasonable efforts after Closing to collect all Rents in the usual course of KR's operation of the Properties, but KR will not be obligated to institute any legal proceedings, including an action for unlawful detainer, or other collection procedures to collect delinquent Rents. TAG may attempt to collect any delinquent Rents owed to TAG and may institute any lawsuit or collection procedures, but may not evict any tenant; and

                        (iv) with respect to any year-end reconciliations of percentage rent, retroactive rental escalations and reimbursable expenses (including common area expense reimbursements and the like) under any Lease, TAG and KR shall cooperate to complete such reconciliations as soon as possible after the Closing, with TAG responsible for amounts owing to tenants under any Lease and entitled to amounts payable by tenants under any Lease (as the case may be), with respect to periods prior to the Closing, and with KR responsible for amounts owing to tenants under any Lease and entitled to amounts payable by tenants under any Lease (as the case may be), with respect to periods from and after the Closing. With respect to any such amounts payable to TAG, KR shall use commercially reasonable efforts after Closing to collect all amounts in the usual course of KR's operation, but KR will not be obligated to institute legal proceedings, including an action for unlawful detainer, or other collection procedures to collect such amounts. TAG may attempt to collect any such amounts owed to TAG and may institute any lawsuit or collection procedures, but may not evict any tenant.

                 (c) TAG may prosecute an appeal of the real property tax assessment for any tax years to and including the tax year in which the Closing occurs, and may take related action which TAG deems appropriate in connection therewith. KR shall cooperate with TAG in connection with such appeal and collection of a refund of real property taxes paid. TAG owns and holds all right, title and interest in and to such appeal and refund relating to the period prior to the Closing, and all amounts payable in connection therewith shall be paid directly to TAG by the applicable authorities. If such refund or any part thereof is received by KR, KR shall promptly pay to TAG any amounts relating to the period prior to the Closing. Any refund received by TAG shall be distributed as follows: first, to reimburse TAG and KR for all costs incurred in connection with the appeal; second, with respect to refunds payable to tenants of the Properties pursuant to any Lease, to such tenants in accordance with the terms of such Leases; and third, to TAG to the extent such appeal covers the period prior to the Closing, and to KR to the extent such appeal covers the period as of the Closing and thereafter. If and to the extent any such appeal covers the period after the Closing, KR shall have the right to participate in such appeal.

                 (d) Except as otherwise provided herein, any revenue or expense amount which cannot be ascertained with certainty as of Closing shall be prorated on the basis of the parties' reasonable estimates of such amount, and shall be the subject of a final proration sixty (60) days after Closing, or as soon thereafter as the precise amounts can be ascertained. KR shall promptly notify TAG when it becomes aware that any such estimated amount has been ascertained. Once all revenue and expense amounts have been ascertained, KR shall prepare, and certify as correct, a final proration statement which shall be subject to TAG's approval. Upon TAG's acceptance and approval of any final proration statement submitted by KR, such statement shall be conclusively deemed to be accurate and final. Such statement shall be deemed to increase or decrease, as the case may be, the Contribution Value for purposes of Section 3.2 hereof.

                 (e)    The provisions of this Section shall survive Closing.

          Section 6.6   Transaction Taxes and Closing Costs. In connection with
                        -----------------------------------
each closing:

                 (a) TAG and KR shall execute such returns, questionnaires and other documents as shall be required with regard to all applicable real property transaction taxes imposed by applicable federal, state or local law or ordinance;

                 (b) Subject to the reimbursement provisions of Section 3.2(c)(v) hereof, TAG shall pay the fees of any counsel representing TAG in connection with this transaction and the following costs and expenses:

                        (i) the premium for the ALTA Owner's Policy or Policies of Title Insurance (with Regional Exceptions) and any option policies to be issued to KR by the Title Company at the Initial Closing as to Properties to be acquired after the Initial Closing;

                        (ii)   the cost of the Surveys;

                        (iii) the fees for recording the Deeds and other recordable instruments;

                        (iv) any documentary transfer tax or similar tax which becomes payable by reason of the transfer of the Properties;

                 (c) any cost reasonably incurred by KR in connection with the prepayment or assumption of any loans encumbering any of the Properties;

                 (d) KR shall pay the fees of any counsel representing KR in connection with this transaction. KR shall also pay the premium for the Extended Coverage Owner's Policy or Policies of Title Insurance to be issued to KR by the Title Company at Closing, and the fee for all endorsements thereto, to the extent that those costs exceed the cost of an ALTA Standard Coverage Owner's Policy (with Regional Exceptions);

                 (e) The Personal Property is included in each contribution without charge, except that TAG shall be obligated to pay the amount of any and all sales or similar taxes payable in connection with the transfer of the Personal Property;

                 (f) Subject to the reimbursement provisions of Section 3.2(c)(v) hereof, all costs and expenses incident to this transaction and the Closing hereof, and not specifically described above, shall be paid by the party incurring same; and

                 (g) The provisions of this Section shall survive each Closing.

          Section 6.7.  Conditions Precedent to Obligation of KR. The obligation
                        ----------------------------------------
of KR to consummate the transactions hereunder at any Closing shall be subject to the fulfillment on or before the date of each Closing of all of the following conditions, any or all of which may be waived by KR in its sole discretion:

                 (a) TAG shall have delivered to KR all of the items required to be delivered to KR pursuant to the terms of this Agreement, including but not limited to, those provided for in Section 6.2 or 6.4(a) hereof with respect to the Property or Building which is the subject of the Closing;

                 (b) All of the representations and warranties of TAG and the Allens contained in this Agreement shall be true and correct in all material respects as of the date of each Closing (with appropriate modifications permitted under this Agreement) except that no representation or warranty as to a Building or Property previously acquired by KR needs to continue to be true and correct;

                 (c) TAG and the Allens shall have performed and observed in all material respects, all covenants and agreements of this Agreement to be performed and observed by TAG and the Allens as of the date of each Closing;

                 (d) KR and TAG shall have mutually agreed not later than the Initial Closing upon the form and content of the Management Agreements and each of the Exhibits thereto;

                 (e) KR and TAG shall have mutually agreed not later than the Initial Closing on a procedure to account for that portion of real property taxes which the Tenants are not responsible for paying under the Leases;

                 (f) KR and TAG shall have mutually agreed not later than the Initial Closing upon the form of Exhibits BB and DD and Exhibit B to the LLC Operating Agreements;

                 (g) TAG shall have submitted to KR and KR shall have approved not later than the Initial Closing in its sole and absolute discretion the fully executed TAG Holdings LLC Operating Agreement;

                 (h) KR shall have approved not later than the Initial Closing of the final form and terms of the employment agreements attached hereto as Exhibits R and S;

                 (i) The loan assumption transactions described in the September 24, 1997, letters from Aegon to David L. Dick concerning the Kraft and Intuit Properties shall be in a position to close concurrently with the Initial Closing; and

                 (j) KR and TAG shall have reached agreement not later than the Initial Closing concerning a reduction of up to Fifty Thousand Dollars ($50,000) in certain increases, if any, in the Contribution Values of LPL, Memec and Premier.

           Section 6.8  Conditions Precedent to Obligation of TAG. The
                        -----------------------------------------
obligation of TAG to consummate the transactions hereunder at each Closing shall be subject to the fulfillment on or before the date of each Closing of all of the following conditions, any or all of which may be waived by TAG in its sole discretion:

                 (a) TAG shall have received the Contribution Value, as adjusted as provided herein, and payable or issued in the manner provided for in this Agreement with respect to the Property or Building which is the subject of the Closing;

                 (b) KR shall have delivered to TAG all of the items required to be delivered to TAG pursuant to the terms of this Agreement, including but not limited to, those provided for in Section 6.3 or 6.4(b) hereof with respect to the Property or Building which is the subject of the Closing;

                 (c) All of the representations and warranties of KR contained in this Agreement shall be true and correct in all material respects as of the date of each Closing (with appropriate modifications permitted under this Agreement);

                 (d) KR shall have performed and observed, in all material respects, all covenants and agreements of this Agreement to be performed and observed by KR as of the date of Closing;

                 (e) KR and TAG shall have mutually agreed not later than the Initial Closing upon the form and content of the Management Agreements and each of the Exhibits thereto;

                 (f) KR and TAG shall have mutually agreed not later than the Initial Closing on a procedure to account for that portion of real property taxes which the Tenants are not responsible for paying under the Leases;

                 (g) KR and TAG shall have mutually agreed not later than the Initial Closing upon the form of Exhibits BB and DD and Exhibit B to the LLC Operating Agreements;

                 (h) Smith and Black shall have approved not later than the Initial Closing of the final form and terms of the employment agreements attached hereto as Exhibits R and S; and

                 (i) KR and TAG shall have reached agreement not later than the Initial Closing concerning a reduction of up to Fifty Thousand Dollars ($50,000) in certain increases, if any, in the Contribution Values of LPL, Memec and Premier.

                                 ARTICLE VII.
                 BUILDINGS UNDER CONSTRUCTION/EXISTING LEASES

          Section 7.1   Management Agreement. At the Initial Closing, TAG and a
                        --------------------
KR affiliate shall enter into the Management Agreement (Buildings Under Construction) for the construction and leaseup of the Properties referred to herein as "Buildings Under Construction/Existing Leases" in a good and workmanlike manner at TAG's expense. Such Properties shall be completed on the time schedule and pursuant to the plans and specifications set forth in the Exhibits to the Management Agreement. TAG shall cooperate with the KR affiliate and shall act expeditiously and in good faith in order that the Properties and Buildings may be delivered on the time schedule set forth in the Management Agreement.

          Section 7.2.  Closings. Closing will occur for contribution of each
                        --------
such Property to KR within thirty (30) days following (i) receipt of a certificate of occupancy as to such Building, (ii) physical occupancy of the Building by the Tenant indicated in Exhibit GG, and (iii) commencement of rent
                                    ----------
as required under the applicable lease for such Building.

          Section 7.3. Issuance of Contribution Value. As of the date of this
                       ------------------------------
Agreement, TAG and KR estimate that the Contribution Value for each of the Buildings Under Construction/Existing Leases will be as reflected on Exhibit AA
                                                                     ----------
hereto. The actual Contribution Value for the following of the Buildings Under Construction/Existing Leases may be adjusted upward or downward as a result of increases or decreases in the rent owed by the tenants under the leases related to those Properties in accordance with the following provisions of those leases (capitalized terms being defined in the applicable lease):

                 (a) ComStream: Section 2.9(b) provides for decreases in monthly Base Rent if Tenant Improvements Costs are less than the Tenant Improvements Allowance, up to a maximum amount of $400,000.

                 (b) LPL: Section 2.9(b) provides for increases in monthly Base Rent as a result of increases in Shell Costs resulting from Tenant Change Orders and Tenant-Caused Delays, but only to the extent of an additional $2.00 per square foot of the Demised Premises. In addition, Section 3.1 provides for increases in monthly Base Rent due to increases in the square footage of the Demised Premises.

                 (c) Memec: Sections 2.9(b)(i) through (iv) provide for increases and decreases in monthly Base Rent due to increases or decreases in Shell Improvement Costs or Tenant Improvement Costs.

The Contribution Value of each of such properties was based upon an assumed NOI (predicated upon a Base Rent) divided by an agreed upon capitalization rate. In the event of any modification in the assumed monthly Base Rent under any of the foregoing leases, the Contribution Value of the related Property will be adjusted to an amount equal to the annual increase or decrease in the NOI divided by the capitalization rate which was originally used to establish the estimated Contribution Value reflected on Exhibit AA. Subject to Section 3.2
                                          ----------
hereof, the Contribution Value shall be issued in Units in a number equal to Contribution Value, as adjusted by this Section 7.3, if at all, divided by the Average Closing Price.

                                 ARTICLE VIII.
                            TO BE LEASED PROPERTIES

          Section 8.1.  Management Agreement. At the Initial Closing, TAG and a
                        --------------------
KR affiliate shall enter into the Management Agreement (To Be Leased Properties) for the construction and leaseup of the Properties referenced to herein as the "To Be Leased Properties" in a good and workmanlike manner at TAG's expense. Such Properties shall be completed pursuant to the time schedule and plans and specifications set forth in the Exhibits to the Management Agreement. TAG shall cooperate with the KR affiliate and shall act expeditiously and in good faith in order that the Properties may be delivered on the time schedule set forth in the Management Agreement.

          Section 8.2.  Closings; Right of First Refusal.
                        --------------------------------

                 (a) Closings will occur for contribution of each Building to be constructed on the To Be Leased Properties not later than thirty (30) days following (i) receipt of a certificate of occupancy as to such Building, and
(ii) upon the first to occur of (A) physical occupancy of at least ninety-five percent (95%) of the rentable area by tenants who have commenced paying rent as required under the applicable leases or (B) one (1) year following the date upon which seventy-five (75%) of the rentable area has been physically occupied by tenants who have commenced paying rent as required under the applicable leases (and even if during such one (1) year period physical occupancy declines below seventy-five percent (75%). Either KR or TAG may give a Ready-to-Close Notice when the appropriate of the foregoing conditions have been satisfied.

                 (b) Notwithstanding the foregoing or any other provisions of this Agreement, KR shall neither have the right nor the obligation to acquire any Building which does not achieve seventy-five percent (75%) physical occupancy of the rentable area by tenants who have commenced paying rent within two (2) years following the date of receipt by TAG of a certificate of occupancy as to such Building (the "Lease-Up Period"), provided that KR shall have the right of first refusal ("Right of First Refusal") to acquire any such Building for a three (3) year period following the expiration of the Lease-Up Period (the "First Refusal Period"). During the First Refusal Period, TAG shall not sell or agree to sell such Building without first offering to sell it to KR. The term "sell" shall include any transfer, conveyance, assignment, hypothecation, or pledge of all or any portion of the Building or TAG's interest therein. Before TAG sells or agrees to sell such Building, TAG shall offer to sell the Building to KR in writing and on terms and conditions substantially identical to those proposed for the sale of the Building to the third party. The offer to KR shall include all material terms of the proposed sale to the third party. KR shall have thirty (30) business days from the date of TAG's offer to accept such offer in writing. If the material terms of the proposed sale are not capable of being accepted by a "typical" buyer (e.g., the sale involves the issuance of limited partnership interest in the proposed buyer), KR may nevertheless accept the offer so long as KR's acceptance provides substantially the same after-tax economic result to TAG. If KR fails to accept the offer within such period of time, the offer shall be deemed to be rejected. If KR accepts the offer, KR shall have thirty (30) days following acceptance of the offer to consummate the acquisition of the Building on the terms and conditions set forth in the offer. If KR rejects the offer, TAG shall be free to sell the Building to the third party on the terms and at a price not more favorable than those set forth in the offer to KR.

          Section 8.3.  Contribution Value of To Be Leased Properties. Except
                        ---------------------------------------------
when purchased by KR following the exercise of the Right of First Refusal granted in Section 8.2(b) above, the Contribution Value of To Be Leased Properties shall be determined as follows:

                 (a) First, the actual NOI for such Property in effect as of the Closing shall be determined. For purposes of this Article VIII only and not for any other purpose under this Agreement, "NOI" means net operating income of a Property, which is equal to (1) the gross revenue generated from the operation of the Property, less (2) operating expenses incurred in the operation of such Property (including (A) real property taxes and assessments not paid by Tenants and (B) the establishment of reserves for customary and commercially reasonable property management fees) which are not reimbursed by tenants under Leases related thereto, but excluding from such expenses vacancy and credit losses, financing-related expenses, income taxes, and depreciation. Gross revenue shall not include surface parking revenue or any part of the revenue from a Property which amortizes tenant improvements which are either (a) in excess of the building standard tenant improvements provided for in the business plan for that Property mutually approved by KR and TAG or (b) "specialized," so that such tenant improvements typically would not be usable by other prospective tenants upon a termination of that particular Lease. Leases on To Be Leased Property (i.e. the Premier lease at Carmel Valley and the four existing leases at Pilot Commerce Center) and Leases executed after the Initial Closing but with tenant improvement allowances consistent with leasing guidelines approved in writing by KR, shall be deemed to be not in excess of fair market rental and not to contain excess or specialized tenant improvement allowances. For purposes of calculating gross revenue, rental income shall not be in excess of the then fair market rental except that any lease executed on To Be Leased Property prior to the Initial Closing and approved in writing by KR or executed subsequent to the Initial Closing but which complies with mutually agreed upon leasing parameters shall be deemed to be at fair rental value. Gross revenue shall not include any rental increases which occur with respect to, and after the commencement date of, the leases of the first seventy-five percent (75%) of the leaseable space. If KR elects to acquire a Building which achieves seventy five percent (75 %) occupancy but does not achieve ninety-five percent (95%) occupancy within one
(1) year thereafter and the occupancy has at the time of KR's election declined below seventy-five percent (75%) occupancy, the NOI for such Building shall be calculated as though such Building were seventy-five percent (75%) leased by tenants who had occupied and commenced paying rent;

              (b) Second, in order to adjust NOI for vacancy and credit losses, that NOI shall be multiplied by the percentage set forth in the following table, and the result shall be capitalized at the indicated capitalization rate to arrive at the Contribution Value:

                                                          Percentage of NOI
                                                Cap Rate  to be Capitalized
                                                --------  -----------------
              Wateridge                            8.75%        95%*
              Redwood Shores                       9.00%        95%
              Pilot Commerce Center               10.00%        95%
              Carmel Valley                        8.60%        98%
                  * to be 97% if two tenants or less or 95% if more than two tenants.

              (c) The Contribution Value of To Be Leased Property acquired by KR following exercise of the Right of First Refusal granted in Section 8.2(b) above shall equal the value at which KR accepted TAG's offer thereunder.

     Section 8.4.  Issuance of Contribution Value. (a) Subject to Section 3.2,
                   ------------------------------
the Contribution Value shall be issued in Units in a number equal to the Contribution Value for the Property divided by the Average Closing Price.

                                  ARTICLE IX.
                            LAND UNDER DEVELOPMENT

     Intentionally omitted.

                                  ARTICLE X.
                                 DENVER FED EX
                                 -------------

     Section 10.1. Management Agreement (Denver Fed Ex). At the Initial Closing,
                   ------------------------------------
a KR Affiliate and TAG will enter into the Management Agreement (Denver Fed Ex) for development management services pursuant to which an affiliate of KR will, at the direction of the owners of the Denver Fed Ex Property, manage the development of the Denver Fed Ex Property. KR will not acquire the Denver Fed Ex Property.

     Section 10.2. Funding. KR will not provide funding and will not bear any
                   -------
risks of ownership in connection with the Denver Fed Ex Property.

                                  ARTICLE XI.
                   REPRESENTATIONS, WARRANTIES AND COVENANTS

     Section 11.1  Representations and Warranties of TAG. TAG hereby makes the
                   -------------------------------------
following representations and warranties to KR as of the Effective Date, which representations and warranties shall be deemed to have been made again as of the Initial Closing, and thereafter as of each subsequent Closing, but only as to the Property being acquired at such subsequent Closing, subject at each of the Closings to Section 6.2(m) hereof, provided, however, that the representations contained in Section 11.1(x) shall be made at each subsequent Closing in the event any Units are issued in connection with such subsequent Closing. The Allens join in such representations and warranties made in Sections 11.1(a),
(p), (x), (y) and (aa). Each of the representations and warranties is qualified by the exceptions set forth in the Disclosure Schedule.

              (a)  Organization and Authority. Each of the entities comprising
                   --------------------------
TAG has been duly organized and is validly existing under the laws of its state of organization. Each of the entities comprising TAG has the full right and authority to enter into this Agreement and to transfer all of the Properties and to consummate or cause to be consummated the transactions contemplated by this Agreement. The persons signing this Agreement on behalf of each of the entities comprising TAG is authorized to do so.

              (b)  Pending Actions.  There is no action, suit, arbitration,
                   ---------------
unsatisfied order or judgment, government investigation or proceeding pending, or to TAG's knowledge, threatened against TAG which, if adversely determined, could individually or in the aggregate materially interfere with the consummation of the transaction contemplated by this Agreement. There is no litigation which has been filed against TAG that arises out of the ownership of the Properties and would materially affect the Properties or use thereof, or TAG's ability to perform hereunder.

              (c)  Operating Agreements.  The Operating Agreements listed on
                   --------------------
Exhibit D are all of the agreements concerning the operation and maintenance of
---------
the Properties entered into by TAG and affecting the Properties, except those Operating Agreements that are not assignable or are to be terminated by TAG within thirty (30) days after the Closing, including any agreement with any manager of any Property, which agreement shall be terminated by TAG.

              (d)  Lease Brokerage. There are no agreements with brokers
                   ---------------
providing for the payment from and after the Closing by TAG or TAG's successor-in-interest of leasing commissions or fees for procuring tenants with respect to the Properties, except as disclosed in Exhibit FF hereto.
                                       ----------

              (e)  Condemnation.  TAG has received no written notice of any
                   ------------
condemnation proceedings relating to the Properties.

              (f)  Violations. TAG has not received written notice of any
                   ----------
uncured violation of any federal, state or local law relating to the use or operation of the Properties which would materially adversely affect the Properties or use thereof.

              (g)  Leases. The rent roll attached hereto as Exhibit GG is
                   ------                                   ----------
accurate in all material respects and lists all of the Leases currently affecting the Real Properties. There are no outstanding offers to lease any portion of any Property except as set forth on the TAG Disclosure Schedule.

              (h)  Authorization.  This Agreement has been, and on the Closing
                   -------------
Date, all documents to be executed by TAG hereunder will have been, duly authorized, executed and delivered by TAG, and constitute and will constitute the valid and binding obligations of TAG enforceable against it in accordance with their respective terms.

              (i)  No Governmental Consents Required.  No consent, approval or
                   ---------------------------------
other authorization of, or registration, declaration or filing with, any governmental authority is required for the due execution and delivery of this Agreement, and/or any of the documents to be executed by TAG hereunder, or for the performance by or the validity or enforceability thereof against TAG, other than the recording or filing for recordation of the Deeds.

              (j)  Zoning. To TAG's knowledge, TAG has obtained all consents,
                   ------
permits, licenses, approvals and authorizations from governmental authorities or other third parties which are necessary to permit the conveyance of the Properties in accordance with the provisions of this Agreement and the use of the Properties for its current use and for all uses contemplated under the Leases, all of which are in full force and effect, and the Properties are in compliance with all applicable zoning ordinances and the Permitted Exceptions.

              (k)  No Violations.  The execution and delivery of this Agreement,
                   -------------
and all other documents to be executed by TAG hereunder, compliance with the provisions hereof and thereof and the consummation of the transactions contemplated hereunder and thereunder will not result in (a) a breach or violation of (i) any governmental requirement applicable to TAG or the Properties now in effect and known to TAG; (ii) the organizational documents of TAG; (iii) any judgment, order or decree of any governmental authority binding upon TAG; or (iv) any agreement or instrument to which TAG is a party or by which it is bound; (b) the acceleration of any obligation of TAG; or (c) the creation of any lien, encumbrance or other matter affecting title (other than the Permitted Exceptions) to the Properties.

              (l)  Use Permitted.  To TAG's knowledge, current local zoning
                   -------------
ordinances, general plans and other applicable land use regulations and all private covenants, conditions and restrictions, if any, affecting the Properties, permit the transfer of the Properties and the use of the Properties for its current use (and reconstruction and resumption of use in the event of damage, destruction, or cessation of use) as a matter of right for an unlimited time period and not merely as a legal non-conforming use.

              (m)  Environmental Matters.  As to hazardous substances:
                   ---------------------

                   (i) there are no underground tanks or hazardous substances currently located on the Properties, no such tanks have ever been located on the

     Properties and no hazardous substances have ever been present, used, stored, treated, released from or disposed of on the Properties;

                   (ii) no enforcement, cleanup, removal or other governmental or regulatory actions have, at any time, been instituted or, to TAG's knowledge, threatened with respect to the Properties;

                   (iii) there is no current or, to TAG's knowledge, prior violation or state of noncompliance with any environmental law relating to hazardous substances with respect to the Properties;

                   (iv) no claims have been made or, to TAG's knowledge, threatened by any third party with respect to the Properties relating to damage, contribution, cost recovery, compensation, loss or injury resulting from or related to any hazardous substance; and

                   (v) to TAG's knowledge, there are no current or prior businesses engaged in the storage, treatment or disposal of hazardous substances on any Properties adjacent to the Properties.

              (n)  Special Risk Areas. To TAG's knowledge, none of the
                   ------------------
Properties are located within an area of special risk with respect to natural or man-made disasters or hazards, including any flood hazard area.

              (o)  Utilities.  All public utilities, including telephone, gas,
                   ---------
electric power, sanitary and storm sewer and water, are available for connection at the boundaries of the Properties; such utilities are adequate for the current use of the Properties; and the means of ingress and egress, parking, access to public streets and drainage facilities are adequate for the current use of the Properties.

              (p)  Contiguous Properties.  Neither the Allens, TAG nor any
                   ---------------------
Affiliate of either of them is retaining any property contiguous or adjacent to the Properties.

              (q)  Physical Condition.  To TAG's knowledge, there is no existing
                   ------------------
patent or latent structural or other physical defect of deficiency in the condition of the Properties, or any component or portion thereof, that would or could impair or impose costs upon the use, occupancy or operation of the Properties, and that has not been fully corrected. To TAG's knowledge there is no defect or deficiency in the Improvements, the structural elements thereof, the mechanical systems (including, without limitation, all HVAC, plumbing, electrical, elevator, security, utility and sprinkler systems) therein. To TAG's knowledge, the Personal Property is in good repair and operating condition.

              (r)  Improvements.  To TAG's knowledge, the Improvements were
                   ------------
completed and installed in accordance with the plans and specifications therefor being delivered by TAG to KR hereunder, which were approved by all governmental authorities having jurisdiction thereover, and do not violate any governmental laws, ordinances, rules or regulations.

              (s)  Employees.  TAG has no employees at the Properties.
                   ---------

              (t)  Rezoning.  To TAG's knowledge, there is not now pending nor
                   --------
threatened any proceeding for the rezoning of the Properties or any portion thereof, or the taking of any other action by governmental authorities that would have an adverse or material impact on the value of the Project or use thereof.

              (u)  Easements and Other Agreements. To TAG's knowledge, TAG is
                   ------------------------------
not in default in complying with the terms and provisions of any of the covenants, conditions, restrictions, right-of-way or easements constituting one or more of the Permitted Exceptions.

              (v)  Soil Condition. To TAG's knowledge, the soil condition of the
                   --------------
Land is such that it will support all of the Improvements for the foreseeable life of the Improvements, without the need for unusual or new sub-surface excavations, fill, footings, caissons or other installations. To TAG's knowledge, the Improvements, as built, were constructed in a manner compatible with the soil condition at the time of construction, and all necessary excavations, fill, footings, caissons or other installations were then and have since been provided. There are no adverse geological or soil conditions affecting the Properties.

              (w)  Tenant Leases.  With respect to the Leases and tenants
                   -------------
("Tenants") listed on the Rent Roll provided to KR by TAG:

                   (i) The Leases are in full force and effect strictly according to the terms set forth therein and in the Rent Roll, and have not been modified, amended, or altered, in writing or otherwise except as evidenced by copies of amendments thereto previously provided to KR by TAG. The Tenants are legally required to pay all sums and perform all obligations set forth in the Leases. There are no concessions, allowances (for improvements or otherwise), free or reduced rent periods, early termination rights, options or rights of first refusal regarding expansion of demised premises or to acquire any Property, with regard to the Properties or the Leases which are not contained in the copies of the Leases which TAG has previously provided to KR.

                   (ii) All obligations of the lessor under the Leases that accrue to the date of Closing have been performed including, but not limited to, all required tenant improvements, cash or other inducements, rent abatements or moratoria, installations and construction (for which payment in full has been made in all cases), and the Tenants have, to TAG's knowledge, unconditionally accepted lessor's performance of such obligations. To TAG's knowledge, the Tenants have asserted no offsets, defenses or claims available against Rent payable by them or other performance or obligations otherwise due from them under the Leases. No portion of any Rent due and payable by any Tenant represents or constitutes a reimbursement of tenant improvement or construction costs incurred by TAG. A true, complete and correct summary of the terms and provisions of all concessions granted by TAG to Tenants (including but not limited to any and all free rent, tenant improvement allowances, direct payments, moving allowances and buyouts of other leases) is attached hereto as Exhibit II. Except as set forth on Exhibit II there have been no other
        ----------                         ----------
     concessions, of any nature, granted to any Tenant.

                   (iii) No Tenant is in default under or is in arrears in the payment of any sums or in the performance of any obligations required of it under its Lease. No Tenant has prepaid any rent or other charges.

                   (iv) Except as disclosed in writing to KR, during the thirty-six (36) month period immediately preceding the Effective Date and the Closing Date: (1) no Tenant has, at any time, been more than thirty
     (30) days delinquent in its respective payment of any and all sums due under the terms of its respective Lease; (2) no Tenant has requested orally or in writing that TAG provide that Tenant with any reduction in the Tenant's monetary obligations under its Lease; (3) no Tenant has expressed to TAG orally or in writing any weakness or material decline in that Tenant's financial condition, nor has any Tenant requested that TAG, in its capacity as lessor, permit any Tenant to sublease its leased premises, or assign its Lease, or terminate its Lease on an accelerated basis; (4) TAG has not "written off" any delinquent sums owed by any Tenant to satisfy its obligation to contribute to the payment of real estate taxes, common area maintenance charges, and insurance premiums; and (5) TAG has not had, nor is it currently engaged in, any dispute (whether of a formal or an informal nature) with any Tenant concerning that Tenant's obligations to make payments under the terms of its Lease toward real estate taxes, insurance premiums and common area maintenance charges.

                   (v) TAG has no reason to believe that any Tenant is, or may become, unable or unwilling to perform any or all of its obligations under its Lease, whether for financial or legal reasons or otherwise.

                   (vi) Except as disclosed in writing to KR, neither base rent ("Base Rent"), nor regularly payable estimated Tenant contributions for operating expenses, insurance premiums, real estate taxes, common area charges, and similar or other "pass through" or non-Base Rent items including, without limitation, cost-of-living or so-called "C.P.I." or other such adjustments (collectively, "Additional Rent"), nor any other item payable by any Tenant under any Lease has been heretofore prepaid for more than one (1) month nor shall it be prepaid between the Effective Date and the Closing Date for more than one (1) month.

                   (vii) To TAG's knowledge, no guarantor(s) of any Lease has been released or discharged, voluntarily or involuntarily, or by operation of law, from any obligation under or in connection with any Lease or any transaction related thereto.

                   (viii) There are no brokers' commissions, finders' fees, or other charges payable or to become payable to any third party on behalf of TAG as a result of or in connection with any Lease or any transaction related thereto, including, but not limited to, any exercised or unexercised option(s) to expand or renew, except as disclosed on Exhibits FF or II hereto.

                   (ix) No Tenant or any other party has asserted any claim (other than for customary refund at the expiration of a Lease) to all or any part of any Security Deposit.

                   (x) No Tenant has any right to renew or extend the term of its Lease, other than as expressly provided in the Lease. No Tenant has:
     (1) any option to purchase the Land or Improvements; or (2) any right of first refusal to purchase the Land or Improvements or to lease additional space in the Improvements, other than as expressly provided in the Lease.

              (x)  Investment Representation.

                   (i) The offering and sale of the Units to be acquired by TAG pursuant to this Agreement are intended to be exempt from registration under the Securities Act of 1933, as amended (the "Act") and the rules and regulations in effect thereunder, as well as state securities laws. TAG and the Members (as defined below) are acquiring the Units solely for their own accounts for the purpose of investment and not as a nominee or agent for any other person and not with a view to, or for the offer or sale in connection with, any distribution or sale thereof. All of the members and limited partners of all of the entities constituting TAG (collectively, the "Members") are listed on the Member Signature Page attached hereto. TAG may distribute the Units to the Members. By executing the Member Signature Page, each of the Members acknowledges and agrees that its respective interests in the Properties are being transferred in part in exchange for Units (whether directly or through TAG with a distribution of the Units to the Members) and that the Units will be held by Members. The Members and the Allens further hereby make each representation and warranty of TAG, and agree to be bound by each agreement by or for the benefit of TAG, provided in this Section 11.1(x) and in Sections 3.4 and 11.3(d) of this Agreement as if the Allens and such Member were "TAG." TAG represents that no other persons or entities other than the Members will hold the Units distributed in connection with the Initial Closing or any subsequent Closing.

                   (ii) TAG has such knowledge, sophistication and experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Units; TAG understands the limitations on transfer imposed by the federal and state securities laws and as described in this Agreement, the Partnership Agreement and the First Amendment. TAG is able to bear the economic risk of holding the Units for an indefinite period of time and is able to afford the complete loss of its investment in the Units. TAG has reviewed all information regarding KR, KRC and the Units as TAG deems necessary or desirable, and has been given the opportunity to obtain any additional information or documents and to ask questions and receive answers about such information and documents, KR, KRC and the Units as TAG deems reasonably necessary or desirable to evaluate the merits and risks of its investment in the Units.

                   (iii) TAG is an "accredited investor" (as such term is defined in Rule 501(a) of Regulation D under the Act).

                   (iv) Each Member that is a corporation hereby represents that it has no intention to dissolve, either presently or upon the transfer of its interests in the Properties, that it will hold the Units, and that it presently engages in activities other than those related to, and holds other assets other than, the Properties, and following the transfer of its interests in the Properties, will engage in activities other than those related to, and hold assets other than, the Units.

              (y)  Real Estate Opportunities. Other than the Properties, neither
                   -------------------------
TAG nor the Allens owns any interest either directly or indirectly through any other entity in any commercial or industrial real property or have any rights to acquire an interest in any commercial or industrial real property other than those commercial and industrial properties which are located (i) in the Central Valley or (ii) east of the Continental Divide of North America.

              (z)  Property Diligence Forms.  The Property Diligence Forms
                   ------------------------
completed by TAG and delivered by TAG to KR are accurate and complete in all material respects.

              (aa) Smith and Black. Following the Initial Closing, neither Smith
                   ---------------
nor Black shall have any ongoing business relationship with any of TAG or the Allens except (i) as set forth herein and in the Exhibits hereto and (ii) in the TAG Holdings LLC Operating Agreement.

              (bb) Additional REIT Representations and Warranties.  Each of the
                   ----------------------------------------------
representations and warranties set forth in Exhibit JJ are true and correct in
                                            ----------
all material respects.

              (cc) Material Facts.  Neither this Agreement nor any certificate,
                   --------------
statement or other document furnished or to be furnished to KR by or on behalf of TAG in connection with the transactions contemplated hereunder and the Exhibits hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading.

     Section 11.2. Survival of TAG's Representations and Warranties. The
                   ------------------------------------------------
representations and warranties of TAG set forth in Section 11.1 hereof as updated as of the Closing in accordance with the terms of this Agreement, shall survive each Closing for a period of one (1) year.

     Section 11.3. Covenants of TAG and the Allens. TAG and, where specifically
                   -------------------------------
stated, the Allens, hereby covenant with KR as follows:

              (a) From the Effective Date hereof until all of the Closings have occurred or until earlier termination of this Agreement, TAG shall operate and maintain the Properties in a manner generally consistent with the manner in which TAG has operated and maintained the Properties prior to the date hereof. TAG shall not without the prior written consent of KR encumber or permit to be encumbered any of the Properties or take any action which would or could materially and adversely impact the Properties, with the exception of the deed of trust which will be delivered to Kmart Corporation and which will encumber the Kmart Property;

              (b) Except as provided hereinbelow, TAG agrees not to amend, renew or expand the Leases or enter into any new Leases between the Effective Date and the Closing without the prior written approval of KR. TAG will submit to KR, prior to execution by TAG any such amendment, renewal, expansion or new Lease and KR shall have ten (10) business days after its receipt thereof to notify TAG in writing of either its approval or disapproval thereof. If KR fails to notify TAG in writing of its approval or disapproval within the ten (10) business day period set forth above, KR shall be deemed to have disapproved such amendment, renewal, expansion or new Lease.

              (c) TAG currently engages in commercial, industrial and residential development, ownership and management activities in various markets, including areas where KR currently owns, or following the completion of the transactions which are the subject of this Agreement will own, commercial and industrial properties. TAG and the Allens hereby covenants that TAG and the Allens shall not acquire, develop, finance or invest (either equity or debt) in any industrial or commercial property which is located in a geographic market area in which KR owns an industrial or commercial property. The restrictions set forth in this paragraph shall not apply to:

                   (i) any property located in the Central Valley or east of the continental divide of North America or outside of the Continental United States;

                   (ii)  the Denver - Fed Ex facility;

                   (iii) the residential activities of TAG or the Allens, wherever located;

                   (iv) the ownership of any property which is acquired by TAG or the Allens in a property exchange with KR or a Development LLC; or

                   (v) the ownership by TAG or the Allens of any beneficial interest in a publicly traded entity which owns, operates or invests in property which TAG or the Allens would otherwise be prohibited from owning, operating or investing in under this Section 11.3(c), provided that in the case of Richard Allen, while he is a member of the board of directors of KRC, his interest in any such publicly traded entity may not exceed five percent (5%) of the outstanding beneficial ownership thereof.

                   (vi) This provision shall remain in full force and effect so long as Richard Allen is a member of the board of directors of KRC, and shall terminate (A) one (1) year following the date of his voluntary termination, (B) one (1) year following his removal for cause or (C) immediately upon any other involuntary termination. Involuntary termination shall include failure to be reelected to the board.

              (d) From and after the date of this Agreement, the Allens, TAG and their Affiliates shall not: (i) act in concert with any other person or group (other than TAG and its current Affiliates) with respect to securities of KRC or KR; (ii) initiate, solicit, encourage or propose to effect any merger, consolidation, other business combination or sale of KRC or KR or any of their assets, or any other change of control or similar extraordinary transaction involving KRC or KR; (iii) initiate, solicit, encourage or participate in any proxy solicitation, election contest or shareholder proposal, or call for a shareholder meeting or similar action, with respect to KRC or KR; (iv) seek additional representation on, or (other than actions by Richard Allen in the ordinary course of his duties as a KRC director) other changes in the composition of, the KRC Board of Directors; (v) acquire shares of KRC such that TAG or the Allens collectively beneficially own more than 7% of the outstanding shares of KRC; (vi) request amendment or waiver of, in any manner which would require public disclosure, or challenge the validity of, any of the foregoing; or (vii) assist, advise, encourage or act in concert with any person with respect to, or seek to do, any of the foregoing.

              (e) From and after the date of this Agreement, TAG (as "Borrower") shall satisfy the Borrower conditions to assumption of the loans on the Kraft and Intuit Properties as set forth in the September 24, 1997 letters from the lender to David L. Dick.

              (f) TAG shall use its best efforts to acquire the San Rafael Fed Ex site on the terms set forth in that certain Agreement for Purchase and Sale of Real Property dated as of July 20, 1997, between Fireman's Fund Insurance Company as seller and ADI. Concurrently with the acquisition of that Property, TAG shall execute and record a Memorandum of Contribution Agreement as to that Property in substantially the form of Exhibit O hereto. From and after the date
                                      ---------
of this Agreement, TAG shall not without the prior written consent of KR amend, terminate or otherwise modify such agreement or give or withhold any consents or notices under such agreement. TAG shall promptly deliver to KR copies of any notices or other writings received from or on behalf of Fireman's Fund Insurance Company.

              (g) TAG shall use its best efforts to acquire the DoubleTree Kmart site on the terms set forth in that certain Agreement for Purchase and Sale of Real Estate and Escrow Instructions as of July 28,1997, between Kmart Corporation, a Michigan corporation as seller and Piazza Partners, L.P., a California limited partnership as buyer. Concurrently with the acquisition of that Property, TAG shall execute and record a Memorandum of Contribution Agreement as to that Property in substantially the form of Exhibit O hereto.
                                                           ---------
From and after the date of this Agreement, TAG shall not, without the prior written consent of KR, amend, terminate or otherwise modify such agreement or give or withhold any consents or notices under such agreement. TAG shall promptly deliver to KR copies of any notices or other writings received from or on behalf of such seller.

              (h) With respect to Kelly LLC, neither ADI nor Richard Allen shall cause or permit:

                   (i)   The withdrawal by ADI as the Managing Member;

                   (ii) The sale, transfer or encumbrance of any interest of ADI or Richard Allen in Kelly LLC;

                   (iii) Any dissolution or termination; or

                   (iv) Any amendment or modification of the operating agreement.

              (i) Until the first Anniversary of the Closing for a Property, TAG shall, upon reasonable advance notice from KR, comply with the provisions of Exhibit HH with respect to that Property.
----------

              (j) TAG will cause repairs to be made to the FFF Enterprises Property as set forth in the October 15, 1997 letter from Jeffrey C. Hawken to
T. Patrick Smith.

              (k) From and after the Initial Closing, neither the Allens nor any TAG Person shall amend or modify or permit the amendment or modification of the TAG Holdings LLC Operating Agreement.

     Section 11.4. Representations and Warranties of KR. KR hereby makes the
                   ------------------------------------
following representations and warranties to TAG as of the Effective Date, which representations and warranties shall be deemed to have been made again as of the Initial Closing, and thereafter as of each subsequent Closing, but only as to the Property being acquired at such subsequent Closing, subject at each of the Closings to Section 4.2(f) hereof.

              (a)  Organization and Authority. KR has been duly organized and is
                   --------------------------
validly existing under the laws of Delaware. KR has the full right and authority to enter into this Agreement and to consummate or cause to be consummated the transaction contemplated by this Agreement. The person signing this Agreement on behalf of KR is authorized to do so;

              (b)  Pending Actions.  There is no action, suit, arbitration,
                   ---------------
unsatisfied order or judgment, government investigation or proceeding pending or to KR's knowledge, threatened against KR which, if adversely determined, could individually or in the aggregate materially interfere with the consummation of the transaction contemplated by this Agreement.

              (c)  Capital Structure.
                   -----------------

                   (i) The authorized shares of capital stock KRC consist of Thirty Million (30,000,000) shares of preferred stock, $0.01 par value per share, none of which is issued or outstanding, and One Hundred Fifty Million (150,000,000) shares of Common Stock, of which Twenty-Four Million Four Hundred Seventy-Five Thousand

     (24,475,000) were issued and outstanding as of September 24, 1997 (the "KRC Common Shares"). On September 24, 1997, (x) One Million Five Hundred Thousand (1,500,000) KRC Common Shares have been reserved for issuance under the Stock Incentive Plan of KRC (the "Plan"), of which (1) One Hundred Thousand (100,000) KRC Common Shares are issued and outstanding and
     (2) One Million One Hundred Eighty-Five Thousand (1,185,000) KRC Common Share are issuable upon the conversion of outstanding stock options, and
     (y) Two Million Eight Hundred Seventeen Thousand Four Hundred Seventy-Six (2,817,476) KRC Common Shares were reserved for issuance upon conversion of issued and outstanding Units.

                   (ii) All outstanding shares of capital stock of KRC are duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. There are no bonds, debentures, notes or other indebtedness of KRC having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which shareholders of KRC may vote.

                   (iii) As of the date hereof, Twenty Seven Million Two Hundred Forty-Five Thousand Eight Hundred Forty-Three (27,245,843) Units are validly issued and outstanding, fully paid and nonassessable, of which Twenty Four Million Four Hundred Twenty-Eight Thousand Three Hundred Sixty-Seven (24,428,367) are owned by KRC. KR has not issued or granted and is not a party to any outstanding commitments of any kind relating to, or any presently effective agreements or understandings with respect to, interests in KR, whether issued or unissued, or securities convertible into interests in KR other than the outstanding Units.

              (d)  Authority; Noncontravention; Consents.

                   (i) The execution and delivery of this Agreement by each of KR and KRC and the consummation by KR and KRC of the transactions contemplated by this Agreement have been duly authorized by all necessary action on the part of KR and KRC. This Agreement has been duly executed and delivered by each of KR and KRC and constitutes a valid and binding obligation of each of them, enforceable against them in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity.

                   (ii) The execution and delivery of this Agreement by each of KR and KRC do not, and the consummation of the transactions contemplated by this Agreement and compliance by each of them with the provisions of this Agreement will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a benefit under, or result in the creation of any lien upon any of the properties or assets of KR or KRC under, (x) the Articles of Amendment and Restatement or the Amended and Restated Bylaws of KRC or the comparable charter or organizational documents or partnership or similar agreement of KR (as the case may be), each as amended and supplemented, (y) any loan or credit agreement, note, bond, mortgage, indenture, reciprocal easement agreement, lease or other agreement, instrument, permit, concession, franchise or license applicable to KR or KRC or their respective properties or assets or (z) subject to the governmental filings and other matters referred to in the following sentence, any judgment, order, decree, statute, law, ordinance, rule or regulation (collectively, "Laws") applicable to KR or KRC, or their respective properties or assets, other than, in the case of clause (y) or
     (z), any such conflicts, violations, defaults, rights, loss or liens that individually or in the aggregate would not (A) have a material adverse effect or (B) prevent the consummation of the transactions contemplated by this Agreement. No consent, approval, order or authorization of, or registration, declaration or filing with, any federal, state or local government or any court, administrative or regulatory agency or commission or other governmental authority or agency, domestic or foreign (a "Governmental Entity"), is required by or with respect to KR or KRC in connection with the execution and delivery of this Agreement by KR or KRC or the consummation by KR or KRC of the transactions contemplated by this Agreement, except for such consents, approvals, orders, authorizations, registrations, declarations and filings (A) as are contemplated by this Agreement and the Exhibits hereto or set forth in the Kilroy Disclosure Schedule, (B) as may be required under (y) federal, state or local environmental laws or (z) the "blue sky" laws of various states, to the extent applicable or (C) which, if not obtained or made, would not prevent or delay in any material respect the consummation of any of the transactions contemplated by this Agreement or otherwise prevent KR or KRC from performing its obligations under this Agreement in any material respect or have, individually or in the aggregate, a material adverse effect.

                   (e) SEC Documents; Financial Statements; Undisclosed Liabilities.

                   KRC has filed all required reports, schedules, forms, statements and other documents with the SEC since January 31, 1997 through the date hereof (the "SEC Documents"). The Kilroy Disclosure Schedule contains a complete list of all SEC Documents filed by KRC with the SEC since January 31, 1997 and on or prior to the date of this Agreement. All of the SEC Documents (other than preliminary material), as of their respective filing dates, complied in all material respects with all applicable requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in each case, the rules and regulations promulgated thereunder applicable to such SEC Documents. None of the SEC Documents at the time of filing contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent such statements have been modified or superseded by later SEC Documents filed and publicly available prior to the date of this Agreement. The consolidated financial statements of KRC included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principals ("GAAP") (except, in the case of unaudited statements, as permitted by the applicable rules and regulations of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly presented, in accordance with the applicable requirements of GAAP and the applicable rules and regulations of the SEC, the consolidated financial position of KRC and its Subsidiaries in each case taken as a whole, as of the dates thereof and the consolidated results of operations and cash flows for the period then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the Kilroy Disclosure Schedule, KRC has no subsidiaries which are not consolidated for accounting purposes. Except for liabilities and obligations set forth in the SEC Documents, neither KRC nor any of the KR subsidiaries has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by GAAP to be set forth on a consolidated balance sheet of KRC or in the notes thereto and which, individually or in the aggregate, would have a material adverse effect.

              (f)  Taxes.
                   -----

                   (i) Each of KRC and its subsidiaries has filed all tax returns and reports required to be filed by it (after giving effect to any filing extension properly granted by a Governmental Entity having authority to do so) and has paid (or KRC has paid on its behalf) all Taxes (as defined below) shown on such returns and reports as required to be paid by it except (x) as set forth in the Kilroy Disclosure Schedule or (y) Taxes that are being contested in good faith by appropriate proceedings and for which KRC or the applicable subsidiary shall have set aside on its books adequate reserves. The most recent audited financial statements contained in the SEC Documents reflect an adequate reserve for all material Taxes payable by KRC and its subsidiaries for all taxable periods and portions thereof through the date of such financial statements. Since its initial public offering on January 31,1997, KRC has not disposed of property in a prohibited transaction described in Section 857(b)(6) of the Code, and neither KRC nor any subsidiary has incurred any liability for taxes other than in the ordinary course of business. No event has occurred, and no condition or circumstances exists, which presents a material risk that any material Tax described in the preceding sentence will be imposed upon KRC. To the knowledge of KRC, no deficiencies for any Taxes have been proposed, asserted or assessed against KRC or any of its subsidiaries, and no requests for waivers of the time to assess any such Taxes are pending. As used in this Agreement, "Taxes" shall include all federal, state, local and foreign income, property, sales, franchise, employment, excise and other taxes, tariffs or governmental charges of any nature whatsoever, together with penalties, interests or additions to Tax with respect thereto.

              (g) KRC (x) for all taxable years commencing with 1997 has been subject to taxation as a real estate investment trust (a "REIT") within the meaning of Section 856 of the Code and expects to satisfy all requirements to qualify as a REIT for such year, (y) has operated since January 31, 1997 to the date of this representation, and intends to continue to operate, in such a manner as to qualify as a REIT for the taxable year ending December 31, 1997, and (z) has not taken or omitted to take any action which would reasonably be expected to (A) result in any rents paid by the tenants of the KRC Properties in excess of 2% of the gross income of KR to be excluded from the definition of "rents from real property" under Section 856(d)(2)(C) of the Code or (B) otherwise result in a challenge to its status as a REIT, and to KR's knowledge, no such challenge is pending or threatened. Each subsidiary other than Kilroy Services, Inc. which is a partnership, joint venture or limited liability company (I) has been since its formation and continues to be treated for federal income tax purposes as a partnership and not as a corporation or an association taxable as a corporation and (II) has not since its formation owned any assets (including, without limitation, securities) that would cause KRC to violate Section 856(c)(5) of the Code. Except for Kilroy Services, Inc., each subsidiary of KRC or KR which is a corporation has been since its formation a qualified REIT subsidiary under
Section 856(i) of the Code. KR is not a publicly traded partnership within the meaning of Section 7704 of the Code, and the interests in KR are not considered to be (A) traded on an established securities market or (B) readily tradable on a secondary market or the substantial equivalent thereof under either IRS Notice 88-75 or Treasury Regulation Section 1.7704-1. KR has not had one hundred (100) or more partners at any time, including for this purpose any owner of an interest in a "Flow Through Entity" which would cause such owner to be treated as a partner of KR pursuant to either IRS Notice 88-75 or Treasury Regulation
Section 1.7704-1(h)(3) For purposes of this Section 11.4(f), "Flow-Through Entity" means an entity classified as a partnership, a grantor trust or an S corporation for federal income tax purposes.

              (h)  Material Facts. Neither this Agreement, nor any other
                   --------------
agreement or document to be executed by KR or KRC hereunder or any other document furnished or to be furnished to TAG by or on behalf of KR or KRC in connection with the transactions contemplated hereunder contains or will contain any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading.

     Section 11.5. Survival of KR's Representations and Warranties. The
                   -----------------------------------------------
representations and warranties of KR set forth in Section 11.4 hereof as updated as of each Closing in accordance with the terms of this Agreement, shall survive each Closing for a period of one (1) year.

     Section 11.6. Covenants of KR. KR hereby covenants with TAG as follows:
                   ---------------

              (a) Upon the Closing, Richard Allen will be appointed a member of the KRC Board of Directors and Executive Committee and any other appropriate committees.

              (b) From and after the date of this Agreement, KR (as "Purchaser") shall use commercially reasonable efforts to satisfy the Purchaser conditions to assumption of the loans on the Kraft and Intuit Properties as set forth in the September 24, 1997 letters from the lender to David L. Dick.

     Section 11.7. Indemnities.
                   -----------

              (a)  KR Indemnity. KR shall indemnify, defend with counsel of
                   ------------
TAG's choice and hold TAG harmless from all expense, loss, damage and claims, including

TAG's attorneys' fee, if necessary, arising out of the breach of any of KR's warranties, covenants and representations or any actions brought by any of KR's partners or KRC's shareholders and arising out of the transactions provided for herein.

              (b)  TAG Indemnity. TAG shall indemnify, defend with counsel of
                   -------------
KR's choice and hold KR harmless from all expense, loss, damage and claims, including KR's attorneys' fee, if necessary, arising out of the breach of any of TAG's warranties, covenants and representations or any actions brought by any of TAG's partners or members and arising out of the transactions provided for herein.

              (c)  Allens Indemnity.  The Allens shall indemnify, defend with
                   ----------------
counsel of KR's choice and hold KR harmless from all expense, loss, damage and claims, including KR's attorneys' fee, if necessary, arising out of the breach of any of the Allens' warranties, covenants and representations.

                                 ARTICLE XII.
                                    DEFAULT

     Section 12.1. Default by KR. If the acquisition of the Properties as
                   -------------
contemplated hereunder is not consummated due to KR's default hereunder, TAG shall be entitled to terminate this Agreement and seek damages and/or to enforce specific performance of KR's obligations under this Agreement.

     Section 12.2. Default by TAG. If the acquisition of the Properties
                   --------------
as contemplated hereunder is not consummated due to TAG's default hereunder, KR shall be entitled to terminate this Agreement and seek damages and/or to enforce specific performance of TAG's obligation to convey the Properties to KR in accordance with the terms of this Agreement.

                                 ARTICLE XIII.
                                 RISK OF LOSS

     Section 13.1. Minor Damage. In the event of loss or damage to a Property
                   ------------
or any portion thereof which is not "Major" (as hereinafter defined), this Agreement shall remain in full force and effect provided that TAG shall, at KR's option, either (a) perform any necessary repairs, or (b) assign to KR all of TAG's right, title and interest in and to any claims and proceeds TAG may have with respect to any casualty insurance policies or condemnation awards relating to the premises in question. If TAG performs repairs upon the Property TAG shall use reasonable efforts to commence and complete such repairs promptly, and the date of Closing shall be extended a reasonable time in order to allow for the completion of such repairs. If TAG assigns a casualty claim to KR, the Acquisition Value for that Property shall be reduced by an amount equal to the lesser of the deductible amount under any casualty insurance policy related to such Property or the cost of such repairs as determined in accordance with
Section 7.3 hereof. Upon Closing, full risk of loss with respect to the Property shall pass to KR.

     Section 13.2. Major Damage. In the event of a "Major" loss or damage to a
                   ------------
Property, either TAG or KR may terminate this Agreement as to that Property by written notice to the other party. If neither TAG nor KR elects to terminate this Agreement as to such Property within ten (10) business days after TAG sends KR written notice of the occurrence of such Major loss or damage (which notice shall state the cost of repair or restoration thereof as opined by an architect or other qualified expert in accordance with Section 7.3 hereof), then TAG and KR shall be deemed to have elected to proceed with Closing. In that event TAG shall, at KR's option, either (a) perform any necessary repairs, or (b) assign to KR all of TAG's right, title and interest in and to any claims and proceeds TAG may have with respect to any casualty insurance policies or condemnation awards relating to the premises in question. If TAG elects to perform repairs upon such Property, TAG shall use reasonable efforts to commence and complete such repairs promptly, and the date of Closing shall be extended a reasonable time in order to allow for the completion of such repairs. If TAG assigns a casualty claim to KR, the Contribution Value shall be reduced by an amount equal to the lesser of the deductible amount under any casualty insurance policy related to such Property or the cost of such repairs as determined in accordance with Section 7.3 hereof. Upon Closing, full risk of loss with respect to such Property shall pass to KR.

     Section 13.3. Definition of "Major" Loss or Damage. For purposes of
                   ------------------------------------
Sections 7.1 and 7.2, "Major" loss or damage refers to the following: (a) loss or damage to a Property hereof such that the cost of repairing or restoring the premises in question to substantially the same condition which existed prior to the event of damage would be, in the opinion of an architect or other qualified expert selected by TAG and reasonably approved by KR, equal to or greater than One Hundred Thousand Dollars ($100,000), and (b) any loss due to a condemnation which permanently and materially impairs the current use of the Property. If KR does not give written notice to TAG of KR's reasons for disapproving an architect or other qualified expert within ten (10) business days after receipt of notice of the proposed architect or other qualified expert, KR shall be deemed to have approved the architect or other qualified expert selected by TAG.

                                 ARTICLE XIV.
                                 MISCELLANEOUS

     Section 14.1. Brokers. With respect to the transaction contemplated by this
                   -------
Agreement, each of KR and TAG represents to one another that it is not represented by a broker except that TAG has been represented by Morgan Stanley and, subject to the reimbursement provisions of Section 3.2(c) hereof, shall be solely liable for the fees payable to Morgan Stanley. Each party hereto agrees that if any person or entity makes a claim for brokerage commissions or finder's fees related to the contribution of the Properties by TAG to KR, and such claim is made by, through or on account of any acts or alleged acts of said party or its representatives, said party will protect, indemnify, defend and hold the other party free and harmless from and against any and all loss, liability, cost, damage and expense (including reasonable attorneys' fees) in connection therewith. The provisions of this paragraph shall survive Closing or any termination of this Agreement.

     Section 14.2. Public Disclosure. Prior to and after the Closing, any
                   -----------------
release to the public of information with respect to the transactions contemplated herein or any matters set forth in this Agreement will be made only in the form approved by KR. The provisions of this Section 9.2 shall survive the Closing or any termination of this Agreement.

     Section 14.3. Assignment. Neither KR nor TAG may assign their rights under
                   ----------
this Agreement without the prior written consent of the other which consent may be withheld in their sole and absolute discretion.

     Section 14.4. Notices. Any notice pursuant to this Agreement shall be given
                   -------
in writing by (a) personal delivery, (b) reputable overnight delivery service with proof of delivery, (c) United States Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) legible facsimile transmission, sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designated by written notice sent in accordance herewith. Any notice so given shall be deemed to be effective upon receipt or refusal to accept delivery, or, in the case of facsimile transmission, as of the date of the facsimile transmission provided that an original of such facsimile is also sent to the intended addressee by means described in clauses (a), (b) or (c) above. "Effective date" of a notice for purposes of this Agreement means the date that a notice is deemed to be effective pursuant to this Section. Unless changed in accordance with this section, the addresses for notices given pursuant to this Agreement shall be as follows:

     If to KR:                 Kilroy Realty, L.P.
                               2250 East Imperial Highway, Suite 1200
                               El Segundo, California  90245
                               Attention:  Jeffrey C. Hawken
                               Telephone No. (310) 563-5500
                               Facsimile No. (310) 322-5981

     with a copy to:           Kilroy Realty, L.P.
                               2250 East Imperial Highway, Suite 1200
                               El Segundo, California  90245
                               Attention:  General Counsel
                               Telephone No. (310) 563-5500
                               Facsimile No. (310) 322-5981

     with a copy to:           Latham & Watkins
                               650 Town Center Drive, 20th Floor
                               Costa Mesa, California  92626
                               Attention: Bruce Tester
                               Telephone No. (714) 540-1235
                               Facsimile No. (714) 755-8290

     If to TAG or the Allens:  The Allen Group
                               1039 N. Demaree Road
                               Visalia, California  93291
                               Attention:  Mr. Richard S. Allen
                               Telephone No. (209) 732-5425
                               Facsimile No. (209) 732-2762

     with copies to:           Mr. R.E. Allen
                               Allen Investments, Inc.
                               2400 South Federal Highway, Suite 200
                               Stuart, Florida  34994
                               Telephone No. (561) 288-9800
                               Facsimile No. (561) 288-9803

     and                       Mr. Rex Allen
                               Commercial Management Corporation
                               633 Chestnut Street, Suite 1050
                               Chattanooga, Tennessee  37450
                               Telephone No. (423) 755-0844
                               Facsimile No. (423) 265-4873

     Section 14.5. Modifications. This Agreement cannot be changed orally, and
                   -------------
no executory agreement shall be effective to waive, change, modify or discharge it in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

     Section 14.6. Entire Agreement. This Agreement, including the exhibits and
                   ----------------
schedules hereto and the documents referred to herein, contains the entire agreement between the parties hereto pertaining to the subject matter hereof and fully supersedes all prior written or oral agreements and understandings between the parties pertaining to such subject matter except for certain letters entered into by the parties essentially concurrently herewith.

     Section 14.7. Further Assurances. Each party agrees that it will execute
                   ------------------
and deliver such other documents and take such other action, whether prior or subsequent to Closing, as may be reasonably requested by the other party to consummate the transaction contemplated by this Agreement. The provisions of this Section shall survive Closing.

     Section 14.8. Counterparts. This Agreement may be executed in counterparts,
                   ------------
all such executed counterparts shall constitute the same agreement, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

     Section 14.9. Facsimile Signatures. In order to expedite the transaction
                   --------------------
contemplated herein, telecopied signatures may be used in place of original signatures on this Agreement or any document delivered pursuant hereto. TAG and KR intend to be bound by the signatures on the telecopied document, are aware that the other party will rely on the telecopied signatures, and hereby waive any defenses to the enforcement of the terms of this Agreement based on the form of signature.

     Section 14.10. Severability. If any provision of this Agreement is
                    ------------
determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement shall nonetheless remain in full force and effect; provided that the invalidity or unenforceability of such provision does not materially adversely affect the benefits accruing to any party hereunder.

     Section 14.11. Applicable Law. This Agreement shall be governed by and
                    --------------
construed in accordance with the laws of the State of California, unless it involves a matter regarding a specific Property and the law of the state in which the Property is located governs under the laws of that state. The provisions of this Section shall survive the Closing or any termination of this Agreement.

     Section 14.12. No Third Party Beneficiary. The provisions of this Agreement
                    --------------------------
and of the documents to be executed and delivered at Closing are and will be for the benefit of TAG and KR only and are not for the benefit of any third party; and, accordingly, no third party shall have the right to enforce the provisions of this Agreement or of the documents to be executed and delivered at Closing.

     Section 14.13. Captions. The section headings appearing in this Agreement
                    --------
are for convenience of reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

     Section 14.14. Construction. The parties acknowledge that the parties and
                    ------------
their counsel have reviewed and revised this Agreement and that the normal rule of construction to take effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

     Section 14.15. Recordation. This Agreement may not be recorded by any party
                    -----------
hereto without the prior written consent of the other party hereto. The provisions of this Section shall survive the Closing or any termination of this Agreement.

     Section 14.16. Exhibits. All exhibits attached to this Agreement are
                    --------
incorporated herein by reference.

     Section 14.17. Date of Performance. If the date on which any performance
                    -------------------
required hereunder is other than a business day, then such performance shall be required as of the next following business day.

     Section 14.18. Attorneys' Fees. In the event of any litigation,
                    ---------------
arbitration, mediation or any other action taken by either party to this Agreement to enforce -any provision of this Agreement or any agreement which is an exhibit hereto, enforce any remedy available upon default under this Agreement or any agreement which is an exhibit hereto, or seek a declaration of the rights of a party under this Agreement or any agreement which is an exhibit hereto, the prevailing party shall be entitled to recover in such action such attorneys' fees and costs as may be reasonably incurred, including, without limitation, the costs of reasonable investigation, preparation and professional or expert consultation, travel expenses, costs on appeal, court reporter fees and expenses, incurred by reason of such litigation, arbitration or other action. All other attorneys' fees and cost relating to this Agreement and the transactions described herein shall be borne by the party incurring the same.

       IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the Effective Date.

                                    "KR"

                                    KILROY REALTY, L.P., a Delaware limited
                                    partnership

                                    By:  KILROY REALTY CORPORATION, a
                                         Maryland corporation, its General
                                         Partner


                                         By: /s/ John B. Kilroy, Jr.
                                            ________________________________
                                         Name: John B. Kilroy, Jr.
                                               ______________________________
                                         Title: President and CEO
                                                _____________________________

                                    KILROY REALTY CORPORATION,
                                    a Maryland corporation

                                         By: /s/ John B. Kilroy, Jr.
                                            ________________________________
                                         Name: John B. Kilroy, Jr.
                                               ______________________________
                                         Title: President and CEO
                                                _____________________________

                                    "TAG"

                                    UTC GREENWICH PARTNERS, L.P.,
                                    a California limited partnership

                                    By:  Allen Development, Inc.,
                                         a California corporation,
                                         its sole General Partner

                                         By: /s/ Richard S. Allen
                                            ________________________________
                                            Richard S. Allen
                                            Chief Executive Officer

                                    ADI ARROW PARTNERS, L.P.,
                                    a California limited partnership

                                    By:  Allen Development, Inc.,
                                         a California corporation,
                                         its sole General Partner


                                         By: /s/ Richard S. Allen
                                            _______________________________
                                            Richard S. Allen
                                            Chief Executive Officer

                                    KOM PARTNERS, L.P.,
                                    a California limited partnership

                                    By:  Allen Development, Inc.,
                                         a California corporation,
                                         its sole General Partner


                                         By: /s/ Richard S. Allen
                                            _______________________________
                                            Richard S. Allen
                                            Chief Executive Officer

                                    WHISPERWOOD LIMITED-LIABILITY
                                    COMPANY, a Nevada limited liability company

                                         By: /s/ Richard S. Allen
                                            _______________________________
                                            Richard S. Allen
                                            President

                                    ALLEN AEROJET, LLC, a Nevada limited
                                    liability company

                                    By:  Whisperwood Limited-Liability Company,
                                         a Nevada limited liability company,
                                         Managing Member

                                         By: /s/ Richard S. Allen
                                            _______________________________
                                            Richard S. Allen
                                            President

                                    ADI-FFF PARTNERS, L.P.,
                                    a California limited partnership

                                    By:  Allen Development, Inc.,
                                         a California corporation,
                                         its sole General Partner

                                         By: /s/ Richard S. Allen
                                            _______________________________
                                            Richard S. Allen
                                            Chief Executive Officer

                                    ADI MESA PARTNERS-ICS, L.P.,
                                    a California limited partnership

                                    By:  Allen Development, Inc.,
                                         a California corporation,
                                         its sole General Partner

                                         By: /s/ Richard S. Allen
                                            _______________________________
                                            Richard S. Allen
                                            Chief Executive Officer

                                    ADI MESA PARTNERS-AMCC, L.P.,
                                    a California limited partnership

                                    By:  Allen Development, Inc.,
                                         a California corporation,
                                         its sole General Partner

                                         By: /s/ Richard S. Allen
                                            _______________________________
                                            Richard S. Allen
                                            Chief Executive Officer

                                    ADI COMMUNICATION PARTNERS, L.P.,
                                    a California limited partnership

                                    By:  Allen Development, Inc.,
                                         a California corporation,
                                         its sole General Partner

                                         By: /s/ Richard S. Allen
                                            _______________________________
                                            Richard S. Allen
                                            Chief Executive Officer

                                    ADI EASTGATE PARTNERS, L.P.,
                                    a California limited partnership

                                    By:  Allen Development, Inc.,
                                         a California corporation
                                         its sole General Partner

                                         By: /s/ Richard S. Allen
                                            _______________________________
                                            Richard S. Allen
                                            Chief Executive Officer

                                    ADI MEMEC PARTNERS, L.P.,
                                    a California limited partnership

                                    By:  Allen Development, Inc.,
                                         a California corporation,
                                         its sole General Partner

                                         By: /s/ Richard S. Allen
                                            _______________________________
                                            Richard S. Allen
                                            Chief Executive Officer

                                    ALLEN EXPRESS PETALUMA, L.P.,
                                    a California limited partnership

                                    By:  Allen Development, Inc.,
                                         a California corporation,
                                         its sole General Partner

                                         By: /s/ Richard S. Allen
                                            _______________________________
                                            Richard S. Allen
                                            Chief Executive Officer

                                    ADI CARMEL VALLEY PARTNERS, L.P.,
                                    a California limited partnership

                                    By:  Allen Development, Inc.,
                                         a California corporation,
                                         its sole General Partner

                                         By: /s/ Richard S. Allen
                                            _______________________________
                                            Richard S. Allen
                                            Chief Executive Officer

                                    McCARRAN COMMERCE CENTER, LLC,
                                    a Nevada limited liability company

                                    By:  Allen Development, Inc.,
                                         a California corporation,
                                         its Managing Member

                                         By: /s/ Richard S. Allen
                                            _______________________________
                                             Richard S. Allen
                                             President

                                    SORRENTO WATERIDGE PARTNERS, L.P.,
                                    a California limited partnership

                                    By:  Allen Development, Inc.,
                                         a California corporation,
                                         its sole General Partner

                                         By: /s/ Richard S. Allen
                                            _______________________________
                                            Richard S. Allen
                                            Chief Executive Officer

                                    ALLEN SHORE PARTNERS, L.P.,
                                    a California limited partnership

                                    By:  Allen Development, Inc.,
                                         a California corporation,
                                         its sole General Partner

                                         By: /s/ Richard S. Allen
                                            _______________________________
                                            Richard S. Allen
                                            Chief Executive Officer

                                    PIAZZA PARTNERS, L.P.,
                                    a California limited partnership

                                    By:  Allen Development, Inc.,
                                         a California corporation,
                                         its sole General Partner

                                         By: /s/ Richard S. Allen
                                            _______________________________
                                            Richard S. Allen
                                            Chief Executive Officer

                                    ADI RESEARCH PARTNERS, L.P.,
                                    a California limited partnership

                                    By:  Allen Development, Inc.,
                                         a California corporation,
                                         its sole General Partner

                                         By: /s/ Richard S. Allen
                                            _______________________________
                                            Richard S. Allen
                                            Chief Executive Officer

                                    ADI MESA PARTNERS, L.P.,
                                    a California limited partnership

                                    By:  Allen Development, Inc.,
                                         a California corporation,
                                         its sole General Partner

                                         By: /s/ Richard S. Allen
                                            _______________________________
                                            Richard S. Allen
                                            President

                                    RICHARD S. ALLEN, INC., a California
                                    corporation

                                    By:  /s/ Richard S. Allen
                                       ____________________________________
                                       Richard S. Allen, President

                                    ALLEN DEVELOPMENT, INC., a California
                                    corporation

                                    By:  /s/ Richard S. Allen
                                       ____________________________________
                                    Name:  Richard S. Allen
                                         __________________________________
                                    Title: CEO
                                          _________________________________

                                    TAG HOLDINGS, LLC, a California limited
                                    liability company

                                    By:  /s/ Richard S. Allen
                                       ____________________________________
                                    Name:  Richard S. Allen
                                         __________________________________
                                    Title: President
                                          _________________________________

                                    "THE ALLENS"

                                    /s/ Richard S. Allen
                                    __________________________________________
                                    Richard S. Allen

                                    /s/ Rex Allen
                                    __________________________________________
                                    Rex Allen

                                    /s/ R.E. Allen
                                    __________________________________________
                                    R.E. Allen

                             Member Signature Page
                             ---------------------

              The undersigned, constituting (a) certain of the limited partners and members of the group of affiliated companies known as "The Allen Group" ("TAG") and (b) all of the members of TAG Holdings, LLC hereby execute this Member Signature Page pursuant to Section 11.1(x) of the Contribution Agreement dated as of October 21, 1997 between Kilroy Realty, L.P., a Delaware limited partnership and TAG. Those limited partners and members of TAG who are not executing this Member Signature Page at this time shall be required to execute a certificate in the future making the representations and warranties set forth in
Section 11.1(x) hereof as a condition precedent to the issuance of Units.

                                    RICHARD S. ALLEN, INC.,
                                    a California corporation

                                    By:  /s/ Richard S. Allen
                                       __________________________________
                                         Richard S. Allen,
                                         President

                                    COMMERCIAL MANAGEMENT
                                    CORPORATION,
                                    a Tennessee corporation

                                    By:  /s/ Rex Allen
                                       __________________________________
                                         Rex Allen, President

                                    ALLEN INVESTMENTS, INC.,
                                    a Florida corporation

                                    By:  /s/ R.E. Allen
                                       __________________________________
                                         R.E. Allen, President

                                     /s/ Steven L. Black
                                    _______________________________________
                                    Steven L. Black, an individual

                                     /s/ Patrick Smith
                                    _______________________________________
                                    T. Patrick Smith, an individual

                                     /s/ Martin V. Clevenger
                                    _______________________________________
                                    Martin V. Clevenger, an individual

                                    SELF DIRECTED INDIVIDUAL RETIREMENT
                                    ACCOUNT OF MARTIN V. CLEVENGER

                                    By:  /s/ Martin V. Clevenger
                                       __________________________________
                                         Martin V. Clevenger, Owner

                                   EXHIBIT C

                           CATEGORIES OF PROPERTIES

EXISTING BUILDINGS
------------------

San Diego
            Intuit
            Arrowhead
Stockton
            Kraft
Las Vegas
            Val-Pak
            WalMart
Temecula
            FFF Enterprises
San Diego
            Industrial Computer
            Applied Micro

                                   EXHIBIT D

                         LIST OF OPERATING AGREEMENTS

Property:                       Pilot Commerce Center
Vendor Name:                    C.B. Commercial Real Estate Group, Inc.
Agreement Date:                 May 1, 1997
Purpose:                        Exclusive Managing Agent for Owners and Property
Term:                           May 1, 1998
Cancellation Clause:            Notice 30 days prior to cancellation

Property:                       Carmel Valley Corporate Center
Vendor Name:                    John Burnham & Company
Agreement Date:                 Under negotiation

                                  EXHIBIT AA

                              CONTRIBUTION VALUE

EXISTING BUILDINGS
------------------
San Diego
      Intuit                   $20,291,000
      Arrowhead                 11,721,000
Stockton
      Kraft                     11,303,000
Las Vegas
      Val-Pak                    4,433,000/a/
      WalMart                    4,647,000/b/
Temecula
      FFF Enterprises            4,462,000
San Diego
      Industrial Computer       12,767,000
      Applied Micro              9,570,000
                               -----------
Total                          $79,194,000
                               ===========


a  Includes $80,000 reduction for deferred maintenance work.
b  Includes $20,000 reduction for deferred maintenance work.